PROSPECTUS

6,375,000 Shares

Eagle Growth and Income Opportunities Fund

Common Shares
$20.00 per Share

Investment Objective. Eagle Growth and Income Opportunities Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind ("PIK") debt instruments. Debt securities may include, but are not limited to, below investment grade securities (commonly known as "high-yield" securities and "junk" bonds), notes, bonds, and convertible bonds. The Fund may invest up to 20% of its Managed Assets in a combination of below investment grade securities and debt instruments that generate PIK interest. Initially, the Fund expects to invest up to 15% of its Managed Assets in securities of master limited partnerships ("MLPs"), generally in the energy sector, and may invest up to 25% of its Managed Assets in preferred equity securities.

The Fund may write (sell) covered call options with respect to up to 40% of its Managed Assets to seek to generate current income.

The Fund will invest in U.S. companies and non-U.S. companies, including American Depositary Receipts. The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers.

Limited Term. The Fund will terminate or, subject to shareholder approval, convert to an open-end investment company on May 14, 2027, absent shareholder approval to extend such term. If the Board of Trustees of the Fund (the "Board") believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the termination or conversion date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office.

(continued on following page)

No Prior History. Because the Fund is recently organized, its common shares of beneficial interest, $0.001 par value per share (the "Common Shares"), have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value ("NAV"), which may increase investors' risk of loss. The returns earned by holders of the Common Shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering.

The Fund has been approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the ticker symbol "EGIF."

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in "Risk Factors" beginning on page 76 of this Prospectus.

You should read this Prospectus, which concisely sets forth information about the Fund that a prospective investor should know before investing in the Fund's Common Shares ("Common Shares"), and retain it for future reference. A Statement of Additional Information, dated June 18, 2015 (the "SAI"), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 130 of this Prospectus, and other information filed with the SEC, by calling 866-718-2880 (toll-free). Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund's SAI electronically, please visit the Fund's website (fwcapitaladvisors.com/egif) or call 866-718-2880 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. The SEC maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about June 24, 2015.

	Per Share	Total (1)
Public Offering Price	$20.00	$127,500,000
Sales Load (2)	$0.90	$5,737,500
Proceeds, After Expenses, to the Fund (3)	$19.06	$121,507,500

(notes on following page)

	Raymond James		Stifel
Aegis Capital Corp		BB&T Capital Markets		J.J.B. Hilliard, W.L. Lyons, LLC
MLV & Co.	Pershing LLC		Wunderlich	B.C. Ziegler

The date of this Prospectus is June 18, 2015.

(notes from previous page)

(1)  The Fund has granted the underwriters an option to purchase up to 956,250 additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus, solely to cover over-allotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load and Proceeds, After Expenses, to the Fund, will be $146,625,000, $6,598,125 and $139,733,625, respectively. See "Underwriting."

(2)  Four Wood Capital Advisors LLC (the "Adviser" or "FWCA") (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated in the amounts of $1,886,156.82 and $40,000.00 for advice relating to the structure, design and organization of the Fund. Furthermore, the Fund has agreed to reimburse the underwriters for certain expenses in connection with this offering. In addition, FWCA (and not the Fund) has also agreed to compensate Foreside Fund Services, LLC ("Foreside") and MidAmerica Financial Services, Inc. ("MidAmerica"), each a Financial Industry Regulatory Authority ("FINRA")-member broker-dealer, for services rendered by Foreside's and MidAmerica's registered representatives who participate in the marketing of the Fund's Common Shares during its initial public offering in aggregate amounts of $188,891.00 and $268,968.12. These registered representatives may also be members or independent contractors of FWCA. FWCA also will reimburse Foreside's and MidAmerica's registered representatives for their reasonable expenses incurred in connection with their services provided during the initial public offering in an amount not to exceed $50,000 and $100,000, respectively. All payments discussed in this paragraph will be paid out of the Adviser's own assets and are not reflected in the Sales Load above. See "Underwriting—Additional Compensation to be Paid to the Underwriters and Other Entities Involved in Marketing of the Fund's Common Shares."

(3)  FWCA or an affiliate has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share, estimated to total $539,000 (or approximately $0.08 per Common Share). The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly by its Common Shareholders are estimated to be $255,000 (or $0.04 per Common Share).

(continued from cover page)

"Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

Initially, the Fund will seek to invest approximately 75% of its Managed Assets in equity securities and approximately 25% of its Managed Assets in debt securities. Eagle Asset Management, Inc. ("Eagle Asset") will tactically allocate the Fund's portfolio among equity securities and debt securities and other types of credit instruments based on its investment outlook and analysis of market conditions.

The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities to seek to generate current income.

Within the Fund's 50% limitation on investments in securities of non-U.S. issuers, the Fund may invest up to 5% of its Managed Assets in securities of emerging markets issuers. The Fund may also invest up to 20% of its Managed Assets in illiquid securities and securities for which market prices are not readily available.

The Fund will invest at least 25% and at most 75% of its Managed Assets in equity securities, which may include common and preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds ("ETFs"), MLPs and real estate investment trusts ("REITs"). Although the Fund intends to invest primarily in companies with mid to large market capitalization, it may hold or have exposure to common stocks of issuers of any capitalization, including small capitalization companies. Generally, the Fund will invest in dividend paying securities. The Fund's investments in equity securities may subject the Fund to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities and other types of credit instruments.

The Fund will invest at least 25% and at most 75% of its Managed Assets in debt securities, which may include below investment grade securities (commonly known as "high-yield" securities and "junk" bonds), notes, bonds, convertible bonds, bank loans, mortgage-backed securities and other types of debt instruments. The Fund may invest up to 20% of its Managed

Assets in a combination of debt securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's") or that are unrated and of similar credit standing in the judgment of Eagle Asset and debt instruments that generate PIK interest.

Leverage. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Initially, the Fund expects to use leverage through borrowings from certain financial institutions or reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the leverage. The Fund, however, does not intend to issue preferred shares during its first twelve months of operations. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadvisers' assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund's leverage strategy may not be successful. The Fund's use of leverage is subject to risks and will cause the Fund's NAV to be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund's NAV to decline more than if the Fund had not used leverage. A reduction in the Fund's NAV may cause a reduction in the market price of its Common Shares. There can be no assurance that the Fund will leverage its assets or, if it does use leverage, what percentage of the Fund's assets such leverage will represent.

Investment Adviser and Subadvisers. Four Wood Capital Advisors LLC, an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC ("FWCP") is the Adviser to the Fund. FWCP is a leading asset management firm whose affiliates and subsidiaries, including the Adviser, a registered investment adviser firm, have assets under management, supervision and/or service of approximately $1.3 billion as of March 31, 2015. The Adviser has engaged Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc., to serve as the subadviser to the Fund responsible for the management of the Fund's portfolio of equity and debt securities. As of March 31, 2015, Eagle Asset and its affiliates Eagle Boston Investment Management, Inc. and ClariVest Asset Management LLC had approximately $33 billion in assets under advisement. The Adviser has also engaged Recon Capital Partners, LLC to serve as the Fund's subadviser responsible for the management of the Fund's options writing strategy. As of March 31, 2015, Recon Capital had assets under management, supervision and/or service of approximately $191 million. See "Management of the Fund—The Adviser" and "Management of the Fund—The Subadvisers."

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	62
THE FUND	64
USE OF PROCEEDS	64
INVESTMENT OBJECTIVE AND STRATEGY	64
USE OF LEVERAGE	72
RISK FACTORS	76
HOW THE FUND MANAGES RISK	106
MANAGEMENT OF THE FUND	106
LIMITED TERM	109
DETERMINATION OF NET ASSET VALUE	110
DISTRIBUTION POLICY	112
DIVIDEND REINVESTMENT PLAN	113
U.S. FEDERAL INCOME TAX MATTERS	114
DESCRIPTION OF CAPITAL STRUCTURE	120
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	123
UNDERWRITING	125
CONFLICTS OF INTEREST	128
COMPLIANCE SUPPORT SERVICES	129
LEGAL MATTERS	129
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	129
ADDITIONAL INFORMATION	129
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	130

Until July 13, 2015 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund's business, financial condition and results of operations may have changed since the date of this Prospectus. The Fund will notify Common Shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Shares. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI") prior to making an investment in the Fund. See "Risk Factors."

The Fund
  Eagle Growth and Income Opportunities Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company.

The Offering
  The Fund is offering 6,375,000 common shares of beneficial interest (the "Common Shares"), through a group of underwriters (the "Underwriters") led by Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated. The Underwriters have been granted an option by the Fund to purchase up to 956,250 additional Common Shares solely to cover over-allotments, if any. The minimum purchase in this offering is 100 Common Shares. See "Underwriting." Four Wood Capital Advisors LLC (the "Adviser" or "FWCA") or an affiliate has agreed to pay the amount by which the aggregate of the Fund's offering costs (other than the sales load) exceeds $0.04 per Common Share. FWCA or an affiliate has agreed to pay all of the Fund's organizational costs.

Who May Want to Invest
  The Fund may be an appropriate investment for long-term investors seeking the potential for:

•  current income;

•  additional diversification through a tactical allocation between equity securities and debt securities; and

•  access to professional asset management by the Adviser and the Subadvisers (as defined below).

Limited Term
  Absent shareholder approval to shorten or extend the life of the Fund, on May 14, 2027, the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") provides that it will cease to exist or, subject to shareholder approval, be converted to an open-end investment company at the close of business on May 14, 2027 (the "Termination Date"), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Board of Trustees of the Fund (the "Board") believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the Termination Date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office (the "Extended Termination Date").

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Beginning one year before the Termination Date (the "wind-down period"), the Fund may begin liquidating all or a portion of the Fund's portfolio. During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount ("OID") bonds and payment-in-kind ("PIK") debt instruments. It is expected that shareholders will receive cash in any liquidating distribution from the Fund. However, if on the Termination Date or the Extended Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received (including any property deemed received by reason of its being placed in a liquidated trust) and the shareholder's adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. The Fund does not seek to return $20.00 per Common Share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20.00 per Common Share. Unless the Fund's term is shortened or extended by the Fund's Board or the shareholders, as described above, the Fund expects to complete its final distribution on or about May 14, 2027, but the liquidation process could be extended depending on market conditions at that time.

Prior to the Extended Termination Date, the Board will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund or convert the Fund to an open-end investment company. If the Board determines that under the circumstances, termination and liquidation or conversion of the Fund on the Extended Termination Date would not be in the best interests of shareholders, the Board, upon the affirmative vote of three-quarters of the Trustees then in office, will present an appropriate amendment to the Fund's Declaration of Trust at a regular or special meeting of shareholders. An amendment to the limited term provision of the Fund's Declaration of Trust requires approval by a majority of the Fund's outstanding voting securities as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), which means (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Unless the Extended Termination Date is amended by shareholders in accordance with the Fund's Declaration of Trust, the Fund will be terminated or, subject to shareholder approval, converted to an open-end investment company no later than May 14, 2028.

Investment Objective and Strategy
  The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that its investment strategy will be successful.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, OID bonds and PIK debt instruments. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Initially, the Fund will seek to invest approximately 75% of its Managed Assets in equity securities and approximately 25% of its Managed Assets in debt securities. Eagle Asset Management, Inc. ("Eagle Asset") will tactically allocate the Fund's portfolio among equity securities and debt securities and other types of credit instruments based on its investment outlook and analysis of market conditions.

The Fund may invest up to 20% of its Managed Assets in a combination of below investment grade securities and debt instruments that generate PIK interest.

The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. Within this 50% limitation, the Fund may invest up to 5% of its

Managed Assets in securities of emerging markets issuers. The Fund may also invest up to 20% of its Managed Assets in illiquid securities and securities for which market prices are not readily available.

The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities to seek to generate current income. The Fund may write covered call options with respect to up to 40% of its Managed Assets.

Equity Securities. The Fund will seek to achieve its investment objective by investing at least 25% and at most 75% of its Managed Assets in equity securities. In investing the equity portion of the Fund's portfolio, the Fund will primarily invest in the equity securities of financially strong companies (meaning companies with reliable income, high quality assets and a relative absence of liabilities) that are trading at a discount to what Eagle Asset believes is their intrinsic value. Equity securities include common and preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds ("ETFs"), master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Initially, the Fund expects to invest up to 15% of its Managed Assets in securities of MLPs, generally in the energy sector, and may invest up to 25% of its Managed Assets in preferred equity securities. The Fund anticipates that the majority of its equity investments at the time of investment will be in securities with dividend yields and rising dividend growth, but the Fund retains the flexibility to invest up to 20% of its Managed Assets in non-dividend yielding equity securities. Generally, the Fund intends to invest in companies with mid to large market capitalization. The Fund may invest in both domestic and foreign securities. The mix of the Fund's equity investments at any time will depend on the industries and types of securities Eagle Asset believes will hold the most value within the Fund's investment strategy.

Debt Securities and Other Types of Credit Instruments. The Fund will also seek to achieve its investment objective by investing at least 25% and at most 75% of its Managed Assets in debt securities and other types of credit instruments that are current on their interest payments and that Eagle Asset believes have a reasonably high likelihood of consistently paying such interest and meeting other obligations.

However, certain debt instruments held by the Fund may not be current on their interest payments. Debt securities include below investment grade securities (commonly known as "high-yield" securities and "junk" bonds), notes, bonds, convertible bonds, bank loans, mortgage-backed securities and other types of debt instruments. The Fund intends to invest a portion of its Managed Assets in debt securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's") or that are unrated and of similar credit standing in the judgment of Eagle Asset. The Fund may invest up to 20% of its Managed Assets in a combination of below investment grade securities and debt instruments that generate PIK interest. In making these investments, Eagle Asset will seek to purchase instruments that Eagle Asset believes are undervalued.

The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration, including distressed and defaulted securities, and intends to focus on a relatively small number of issuers. The Fund intends to invest in debt securities and other types of credit instruments issued by mid to large capitalization companies and the Fund will generally not invest in debt securities and other types of credit instruments issued by small capitalization companies. The Fund may invest in U.S. dollar denominated debt securities and other types of credit instruments of issuers located anywhere in the world and of issuers that operate in any industry. The mix of the Fund's debt securities and other types of credit instruments at any time will also depend on the securities Eagle Asset believes hold the most value within the Fund's investment strategy. The Fund may also invest in OID bonds.

The Fund currently anticipates using leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the borrowing. See "Use of Leverage by the Fund." The Fund may engage in Derivative Transactions in seeking to achieve its investment objective or for other reasons, such as cash management, leverage, hedging and risk management purposes or to enhance total return. See "Investment Objective and Strategy—Other Investment Techniques—Derivative Transactions."

Foreign Securities. The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. Within this 50% limitation, the Fund may invest up to 5% of its Managed Assets in securities of emerging markets issuers. The Fund's investments in foreign securities include U.S. dollar denominated securities of foreign issuers traded in the United States and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. A substantial amount of the types of equity securities in which the Fund may invest may be considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may adversely impact the performance of the Fund.

Use of Derivative Transactions by the Fund
  Options Writing Strategy. The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. The Fund may write covered call options with respect to up to 40% of its Managed Assets. As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund's options strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the value of the indices on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, Recon Capital Partners, LLC ("Recon Capital" and, together with Eagle Asset, the "Subadvisers") may choose to decrease its use of the options writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation.

The Fund will "cover" its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the "SEC"). A call option on an index is "covered" if the Fund owns a portfolio of stocks replicating the movement of the index. A call option on a security or index is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

The call options written by the Fund will typically be at or out-of-the money (that is, the exercise price will be greater than the current market price when written). Recon Capital typically targets one-month options, although options of any exercise price or maturity may be utilized.

The Fund may invest a substantial portion of its Managed Assets in Derivative Transactions (as defined herein) in seeking to achieve its investment objective or for other reasons, such as cash management, leverage, hedging and risk management purposes or to enhance total return, which may be particularly speculative. Although the Subadvisers may use Derivative Transactions to further the Fund's investment objective, no assurance can be given that the Subadvisers will be successful. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter ("OTC") put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may enter into other derivative transactions that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions."

Use of Leverage by the Fund
  The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the leverage. The Fund, however, does not intend to issue preferred shares during its first twelve months of operations. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadvisers' assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 25% of Managed Assets (at the time of borrowing). The Fund's leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, greater volatility in the Fund's net asset value ("NAV") and the market price of the Fund's Common Shares and higher expenses. Because the fees paid to the Adviser and Eagle Asset are based upon a percentage of the Fund's Managed Assets, these fees will be higher if the Fund is leveraged, and the Adviser or Eagle Asset will have an incentive to leverage the Fund or to not reduce the Fund's leverage when it would otherwise be appropriate to do so. The Adviser or a Subadviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will leverage its assets or, if it does use leverage, what percentage of the Fund's assets such leverage will represent. See "Risk Factors—Leverage Risk."

Investment Adviser and Subadvisers
  FWCA, an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC ("FWCP") is the Adviser to the Fund. FWCP is a leading asset management firm whose affiliates and subsidiaries, including FWCA, a registered investment adviser firm, have assets under management, supervision and/or service of approximately $1.3 billion as of March 31, 2015. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising the Subadvisers. FWCA has engaged Eagle Asset, a wholly-owned subsidiary of Raymond James Financial, Inc., to serve as the Fund's subadviser responsible for the management of the Fund's portfolio of equity and debt securities, subject to the authority of the Adviser and the Board. As of March 31, 2015, Eagle Asset and its affiliates Eagle Boston Investment Management, Inc. and ClariVest Asset Management LLC had approximately $33 billion in assets under advisement. FWCA has also engaged Recon Capital to serve as the Fund's subadviser responsible for the management of the Fund's options writing strategy, subject to the authority of the Adviser and the Board. As of March 31, 2015, Recon Capital had assets under management, supervision and/or service of approximately $191 million.

Fees and Expenses
  The Fund will pay the Adviser a monthly fee computed at the annual rate of 1.05% of the Fund's average daily Managed Assets. If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets, which includes the principal amount of outstanding borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The contractual advisory fee rate of 1.05% of the Fund's Managed Assets represents an effective advisory fee rate of 1.40% of net assets attributable to Common Shares assuming borrowings or reverse repurchase agreements in an amount equal to 25% of the Fund's Managed Assets. The Fund's advisory fees and other expenses are paid only by the Common Shareholders, and not by the holders of preferred shares, if any, or by the holders of any other types of securities that the Fund may issue. See "Use of Leverage by the Fund."

Eagle Asset receives a monthly fee from the Adviser computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the investment management agreement between the Adviser and the Fund (the "Advisory Agreement"). The Fund pays Recon Capital a fee in an amount of $225,000 annually, payable monthly, for its services as the Fund's Subadviser. The amount paid to Recon Capital by the Fund is in addition to the monthly fee computed at the annual rate of 1.05% of the Fund's average daily Managed Assets paid by the Fund to the Adviser.

The Fund's Common Shareholders will also directly or indirectly pay total annual expenses at 2.71% of net assets attributable to Common Shares, as well as a sales load of 4.50% and offering expenses of 0.20% of the offering price of the Common Shares. A component of the total annual expenses is estimated for the first year of the Fund's operations. See "Summary of Fund Expenses."

Distributions
  The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Common Shareholders. The Fund also intends to make annual distributions of its "net capital gains" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund expects its initial distribution will be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the automatic Dividend Reinvestment Plan (the "Plan"), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan. See "Dividend Reinvestment Plan."

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). There can be no assurance that the SEC will grant the exemptive relief. If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan
  The Fund has established an automatic Dividend Reinvestment Plan. Under the Plan, distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by American Stock Transfer and Trust Company, LLC ("Plan Agent"). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Common Shareholders who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends, but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Shareholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase the Fund's Managed Assets on which an advisory fee is payable to the Adviser. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Plan. See "Dividend Reinvestment Plan" for more information and on how to withdraw from the Plan.

Closed-End Fund Structure
  Closed-end funds differ from traditional, open-end management investment companies ("mutual funds") in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase. Common shares of closed-end funds frequently trade at prices lower than their NAV. The Fund cannot predict whether the Common Shares will trade at, above or below NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to NAV, the market price of the Common Shares may be affected by such factors as the Fund's dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand. Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the Common Shareholders for the Fund to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Eagle Asset, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company ("RIC") or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV. An investment in the Fund's Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Listing
  The Fund has been approved for listing of the Common Shares on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the ticker symbol "EGIF."

Administrator, Accounting Agent, Custodian and Transfer Agent
  The Fund's portfolio securities are held pursuant to a custodian agreement between the Fund and The Bank of New York Mellon ("BNY Mellon"). Under the custodian agreement, BNY Mellon performs custody and foreign custody manager services. BNY Mellon also serves as the administrator and accounting agent to the Fund under a fund administration and accounting agreement.

American Stock Transfer and Trust Company, LLC serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

U.S. Federal Income Tax Status
  The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Shareholders. To qualify as a RIC and maintain its RIC status, the Fund must meet specific source-of-income and asset diversification requirements and distribute in each of its taxable years at least 90% of the sum of its "investment company taxable income" (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to its shareholders. If, in any year, the Fund fails to qualify as a RIC under U.S. federal income tax laws, it would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make significant distributions before re-qualifying as a RIC that is accorded special tax treatment. See "U.S. Federal Income Tax Matters."

Under the current tax diversification rules applicable to RICs, the Fund may directly invest up to 25% of its total assets in equity or debt securities of MLPs that are treated as "qualified publicly traded partnerships" under the Code. For a more complete discussion of the Fund's potential portfolio composition, see "Investment Objective and Strategy."

Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet the Fund's investment criteria will be available.

See the section entitled "Risk Factors" for a more complete discussion of the risks of investing in the Fund.

Principal Risks of Investing in the Fund    The following is a summary of certain principal risks. See the section entitled "Risk Factors" for a more complete discussion of the risks of investing in the Fund's Common Shares.

No Operating History. The Fund is a recently organized, non-diversified closed-end investment company. As such, the Fund has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions and there is no guarantee that an active trading market will develop. The Fund is designed for long-term investors and not as a trading vehicle.

Limited Term Risk. Unless the Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated or, subject to shareholder approval, converted to an open-end investment company on May 14, 2027. If the Fund's Board believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the Termination Date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund's portfolio. During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, OID bonds and PIK debt instruments. It is expected that shareholders will receive cash in any liquidating distribution from the Fund. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. The Fund does not seek to return $20.00 per Common Share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund's returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20.00 per Common Share.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Subadvisers' responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Fund anticipates using leverage, which will magnify the risk. See "Risk Factors—Leverage Risk."

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund's Common Shareholders who sell their Common Shares below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's initial public offering ("IPO"). As a result, the Fund is designed primarily for long-term investors.

Management Risk. The Fund is subject to management risk because it relies on the Adviser's oversight and the Subadvisers' ability to pursue the Fund's investment objective. The Subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadvisers' securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. In addition, Recon Capital is a recently formed investment adviser firm and has a limited operating history.

Asset Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Subadvisers may make less than optimal or poor asset allocation decisions. The Subadvisers employ an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Subadvisers will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest Rate Risk. As a general matter, a substantial amount of securities owned by the Fund (whether preferred securities, dividend paying common stocks, debt securities, convertible securities, corporate bonds, or otherwise) contains an income component that may cause the security to be affected by changes in interest rates. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. The Fund may utilize certain strategies, such as investing in futures, options and other derivative instruments. The use of such strategies may offset the impact to the Fund's portfolio of changing interest rates and overall price volatility due to changes in related markets, although there can be no assurance that these strategies will be successful. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.

With respect to the Fund's investments in fixed-rate securities and instruments, during periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities' durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security's duration and reduce the security's value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. During sustained periods of rising interest rates, highly leveraged issuers may experience financial stress.

Equity Securities Risk. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, MLPs, and REITs. Although common stocks have historically generated higher average total returns than debt securities and other types of credit instruments over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to debt securities. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equity markets. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of the issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock price may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.

Preferred Securities Risk. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers, as well as being subject to interest rate risk. There are special risks associated with investing in preferred securities, including:

•  Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•  Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•  Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

•  Limited Voting Rights. Generally, preferred security holders have limited voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

•  Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

•  New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if Eagle Asset believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

ETFs Risk. The Fund may invest in the securities of ETFs to the extent permitted by law. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including management fees. These expenses are in addition to the direct expenses of the Fund's own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to the risks posed by leverage discussed elsewhere in this Prospectus.

REITs Risk. The Fund may invest in common stocks, preferred securities and convertible securities issued by REITs. As a result, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to Common Shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT generally can pass its income through to its shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT's expenses.

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund's ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility or periods of rising interest rates, these investments may not provide attractive returns.

Credit Risk. Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security experiences a decline in its financial status. Non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund's investments in preferred securities and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer's obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund's portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated to debt securities in a company's capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. To the extent the Fund invests in high-yield securities and other types of debt securities, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of debt securities.

Prepayment Risk. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Bank loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced because the issuer of the bond is more likely to redeem the bond at dates prior to its stated maturity, in order to refinance the debt at a lower cost.

High-Yield ("Below Investment Grade" and "Junk Bond") Risk. The Fund may invest in debt securities and instruments that are classified as "high-yield" (and, therefore, high-risk) investments. These investments are commonly referred to as "below investment grade" and "junk bonds." In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Senior Loans Risk. Senior Loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of

Senior Loans. Although Eagle Asset believes that the Fund's investments in adjustable rate Senior Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower's capital structure, may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower's subsidiaries have been repaid).

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan or could recover nothing of what it is owed on the Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal. Uncollateralized (i.e., non-secured) Senior Loans involve a greater risk of loss.

Second Lien or Other Subordinated Debt Risk. Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated debt or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated debt or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured debt or high-yield securities share risks similar to those associated with investments in other high-yield securities and obligations.

Mezzanine Securities Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as Senior Loans, second lien loans and high-yield securities. However, unlike Senior Loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in most other types of debt obligations.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund's return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. Eagle Asset, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that Eagle Asset's participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or Eagle Asset is found to have interfered with the affairs of a company in which the Fund holds a debt investment to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or Eagle Asset has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Distressed Investments Risk. The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under "Credit Risk," "Interest Rate Risk," "Prepayment Risk," "Inflation Risk" and "Deflation Risk." There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Zero-Coupon and PIK Bonds Risk. The Fund may invest in zero coupon or PIK bonds. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. PIK securities are debt obligations that pay "interest" in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and PIK securities generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the OID accrued on zero-coupon bonds and PIK securities. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued OID, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and PIK securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Dividend Risk. The income that Common Shareholders receive from the Fund is expected to be based, in part, on income from dividend paying equities. In selecting equity income securities in which the Fund will invest, Eagle Asset will consider, among other criteria, the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to the other payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forego paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

Value Investing Risk. The Fund may invest substantially in stocks that Eagle Asset believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. These securities are subject to the discretion and judgment of Eagle Asset and there is no assurance that Eagle Asset's decisions will produce the desired results. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Small-Cap and Mid-Cap Risk. The Fund may invest from time to time in smaller capitalization companies. The securities of such issuers tend to be more volatile and less liquid than those of larger, more established companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund's Common Shares.

Foreign Securities and Emerging Markets Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements ("foreign securities"). Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less governmental supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the United States, and the securities markets of emerging market countries can be extremely volatile. Emerging and frontier market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar or have significant operations or markets outside of the U.S., changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Eagle Asset may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, although there is no assurance that it will do so or that such strategies will be successful. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Illiquid Investment Risk. The Fund may invest in illiquid investments. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund anticipates using leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadvisers' assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund's total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 25% of the Fund's Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Common Shares, including increased variability of the Fund's net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund's current income. This interest expense may be greater than the Fund's current income on the underlying investment. The Fund's leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•  The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•  The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•  The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•  When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FWCA and Eagle Asset, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund's Managed Assets there may be a financial incentive to FWCA and/or Eagle Asset to increase the Fund's use of leverage and create an inherent conflict of interests;

•  Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•  Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Eagle Asset does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, which may be considered senior securities under the 1940 Act.

The Fund intends to "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Subadvisers, the assets that would have been used to cover could be better used for a different purpose. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such Derivative Transactions, such Derivative Transactions will be treated as senior securities representing indebtedness for purpose of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Risks Associated with Options Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's options strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed upon price if the securities or instruments decrease below the exercise price of the option. The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund's shares, the Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Therefore, when the Fund writes call options that are not fully covered by securities held in its portfolio, the Fund will earmark or segregate cash or liquid securities in an amount at least equal to the current value of the Fund's net payment obligation under the terms of such call option (i.e., the exercise settlement amount determined daily on a marked to market basis) in accordance with applicable interpretations of the SEC. Earmarking or segregating cash or liquid securities in an amount at least equal to the current value of the Fund's net payment obligation under the terms of a call option does not reduce the Fund's risk of loss; it only ensures that the Fund has sufficient assets available to discharge its obligations.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

Derivative Transactions Risks. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments, in seeking to achieve its investment objective and for other reasons, such as for cash management, financing activities, hedging and risk management purposes. The Fund also may enter into other derivative transactions that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions." The Fund's use of Derivative Transactions involves investment risks and transaction costs to which the Fund would not be subject to absent the use of such Derivative Transactions and, accordingly, may result in losses greater than if they had not been used. The use of Derivative Transactions may have risks including, among others, liquidity risk, interest rate risk, credit risk and management risk. Derivative Transactions may also have the following risks:

General Risks Associated with Derivative Transactions. The use of Derivative Transactions may be speculative and involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, illiquidity of Derivative Transactions, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Derivative Transactions may be used as a form of leverage to seek to enhance returns and, accordingly, the use of Derivative Transactions may involve substantial leverage. Although the Fund does not intend to use Derivative Transactions for speculative purposes, if the Fund does, it will be fully exposed to the risks of loss of such derivative instruments, which may sometimes be greater than the derivative's cost. Suitable Derivative Transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities. The ability to successfully use Derivative Transactions depends on Eagle Asset's ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences. In addition, there may be situations in which the Fund elects not to use Derivative Transactions that result in losses greater than if they had been used. Segregation and coverage requirements imposed under the 1940 Act could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and related regulations may also have an adverse effect on the Fund's ability to make use of Derivative Transactions. Please see "Risk Factors—Legislation and Regulatory Risks."

In addition, the Fund may decide to utilize derivative instruments that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible; any such use may expose the Fund to unique and presently indeterminate risks, the type and scope of which may not be capable of assessment until such instruments are developed and/or the Fund decides to utilize such derivatives instruments.

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund's various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund's balance sheet. The Fund's ability to fund these contingent liabilities will depend on the liquidity of the Fund's assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund's financial condition.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparty in a Derivative Transaction (whether a clearing corporation in the case of exchange-traded instruments or the Fund's hedge counterparty in the case of uncleared over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Counterparty risk is the risk that the other party in a Derivative Transaction will not fulfill its contractual obligations. Changes in the credit quality of the Fund's counterparties with respect to its Derivative Transactions may affect the value of those instruments. By entering into Derivative Transactions, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of Derivative Transactions in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

If the Fund's hedge counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund's hedge counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that the Fund's hedge counterparty will be unable to honor its financial obligations may be substantially increased. If the Fund's hedge counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract with the Fund due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a Derivative Transaction, the Derivative Transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the Derivative Transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain Derivative Transactions, such as certain interest rate swaps and credit default swaps, are subject to mandatory clearing, and more are expected to become subject to such mandatory clearing in the future. The counterparty risk for cleared Derivative Transactions is generally lower than for uncleared OTC Derivative Transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance to the extent of its available resources for such purpose. As a result, the counterparty risk is shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

The Fund and the Subadvisers seek to deal only with counterparties of high creditworthiness. The Subadvisers will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Currency Risk. The risk that changes in the exchange rate between two currencies may adversely affect the value (in U.S. dollar terms) of an investment. Derivative Transactions can be used to attempt to manage currency risk to the extent the Fund holds investments denominated in difference currencies. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Index Risk. If the derivative instrument is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the "CEA") requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (the "CFTC") as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Risks Related to Futures Contracts and Options Thereon. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Risks Related to Interest Rate Transactions. The Fund may enter into interest rate transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. Depending on the state of interest rates in general, the Fund's use of interest rate transactions could enhance or harm the Fund's overall performance. A decline in interest rates may result in a decline in the value of such transactions, which may result in a decline in the net asset value of the Fund. In addition, if the counterparty to an interest rate transaction defaults, the Fund would not be able to use the anticipated net receipts under such transaction to offset the dividend or interest payments on the Fund's leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on an interest rate transaction, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the Fund's performance.

Risks Related to Credit Default Swaps. The use of credit default swaps is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Eagle Asset is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

The Fund may invest in credit default swap transactions for hedging or investment purposes. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. However, in this instance the Fund bears the risk that the protection seller may fail to satisfy its payment obligations. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, however, the Fund (if the seller) will have to pay the buyer either the full notional value of the reference obligation in exchange for the an equal face amount of the reference obligation or the related net cash amount. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller or otherwise cover such obligations. If such assets are not fully segregated or otherwise covered by the Fund, the use of credit default swap transactions could then be considered senior securities for purposes of the 1940 Act.

Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund. In addition, the market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.

Risks Related to Forward Contracts. Forward contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward contracts can have the effect of financial leverage by creating additional investment exposure.

Legislation and Regulatory Risks. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the CFTC, the SEC, the Board of Governors of the Federal Reserve System (the "Federal Reserve") or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

For example, on July 21, 2010, President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, established a ten-member Financial Stability Oversight Council (the "Council"), an interagency body chaired by the Secretary of the Treasury, to identify and manage systemic risk in the financial system and improve interagency cooperation. Under the Dodd-Frank Act, the Council has the authority to review the activities of certain nonbank financial firms engaged in financial activities that are designated as "systemically important," meaning, among other things, that the distress of the financial firm would threaten the stability of the U.S. economy. On July 8, 2013, September 19, 2013, and December 18, 2014, respectively, the Council made designations of four nonbank financial companies for Federal Reserve supervision. If the Fund were designated, it would result in increased regulation of the Fund's business, including higher standards on capital, leverage, liquidity, risk management, credit exposure reporting and concentration limits, restrictions on acquisitions and annual stress tests by the Federal Reserve. On December 18, 2014, the Council released a notice seeking public comment on the potential risks posed by aspects of the asset management industry, including whether asset management products and activities may pose potential risks to the U.S. financial system in the areas of liquidity and redemptions, leverage, operational functions, and resolution, or in other areas.

On December 10, 2013, the Federal Reserve and other federal regulatory agencies issued final rules implementing a section of the Dodd-Frank Act that has become known as the "Volcker Rule." The Volcker Rule generally prohibits depository institution holding companies (including foreign banks with U.S. branches and insurance companies with U.S. depository institution subsidiaries), insured depository institutions and subsidiaries and affiliates of such entities from investing in or sponsoring private equity funds or hedge funds. When the Volcker Rule became effective on July 21, 2012, it kicked off a two-year conformance period, which was set to expire on July 21, 2014. However, in conjunction with the release of the final rules on December 10, 2013, the Federal Reserve issued an order granting an industry-wide, one-year extension for all banking entities. As a result, banking entities are required to have wound down, sold, transferred or otherwise conformed their investments and sponsorship activities to the Volcker Rule by July 21, 2015, absent an extension to the conformance period by the Federal Reserve or an exemption for certain "permitted activities." On December 18, 2014, the Federal Reserve granted an additional one-year extension, giving banking entities until July 21, 2016, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013 ("legacy covered funds and relationships"). All investments in and relationships with funds covered by the Volcker Rule made after December 31, 2013 must be divested or restructured by July 21, 2015. The Federal Reserve also announced that, with respect to legacy covered funds and relationships, it intends to grant a final one-year extension in 2015, which would give banking entities until July 21, 2017 to comply with the Volcker Rule. The Fund does not currently anticipate that the Volcker Rule will adversely affect its fundraising to any significant extent.

The Dodd-Frank Act also imposes stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in Derivative Transactions (for example, by making certain types of Derivative Transactions no longer available to the Fund) and/or increase the costs of such Derivative Transactions (for example, by increasing margin, capital or reporting requirements), and the Fund may be unable to execute its investment strategy as a result.

In addition, the CFTC has recently amended the exclusion from registration requirements under Rule 4.5, promulgated by the CFTC pursuant to its authority under the CEA, that is available to investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended. In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, FWCA may be required to register as a "commodity pool operator" and Eagle Asset may be required to register as a "commodity trading advisor" with the CFTC with respect to the Fund. In the event that FWCA or Eagle Asset is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses and adversely affect the Fund's performance. The Adviser on behalf of the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 and currently intends to operate in a manner that would permit it to continue to claim such exclusion. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund's positions in such investments may not exceed 5% of the liquidation value of the fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Limits or restrictions applicable to the counterparties with which the Fund engages in Derivative Transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk. For instance, in December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Fund's ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of swaps have not yet been issued by the regulators, but could have additional impact on the Fund's ability to use swap transactions as part of its investment strategy. Please also see "Derivative Transactions Risk—Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty." In addition, certain currency derivatives are subject to regulation under the Dodd-Frank Act; potential rule-making with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the Fund's ability to effectively use currency derivatives.

For entities designated by the CFTC or the SEC as "swap dealers," "security-based swaps dealers,"

"major swap participants" or major "security-based swap participants," the Dodd-Frank Act imposes new regulatory, reporting and compliance requirements. On May 23, 2012, a joint final rulemaking by the CFTC and the SEC defining these key terms was published in the Federal Register. Based on those definitions, the Fund would not be a swap dealer, security-based swap dealer, major swap participant or security-based major swap participant at this time. If the Fund is later designated as a swap dealer, security-based swap dealer, major swap participant or major security-based swap participant, its business will be subject to increased regulation, including registration requirements, additional recordkeeping and reporting obligations, external and internal business conduct standards, position limits monitoring and capital and margin thresholds.

The SEC also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund.

Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, many aspects will be implemented by various regulatory bodies over the next several years. The imposition of any additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which the Fund conduct its business and adversely affect the Fund's profitability.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets, thereby potentially increasing fluctuations in the market value of the Fund's assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Securities Lending Risk. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own in anticipation that the market price of that security will decline. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund's loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund's short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions, own positions covering its obligations or otherwise cover such obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, certain regulators relating to short shelling, including the SEC, may restrict the Fund's ability to engage in short selling.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadvisers and other securities or instruments in which the Fund may invest, may negatively affect the Fund's current income to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund's dividends and interest income after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S.

federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund's portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund's investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle

East, and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Portfolio Turnover. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of Eagle Asset, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund's performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at Eagle Asset and Recon Capital manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds and other commingled funds. The Fund's portfolio managers listed in this Prospectus, who are primarily responsible for the day-to-day management of the Fund ("Investment Personnel"), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals working with the Investment Personnel may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Subadvisers receive for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Eagle Asset. Because incentive payments paid by Eagle Asset to Investment Personnel are tied to revenues earned by Eagle Asset, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See "Conflicts of Interest" in this Prospectus and "Investment Advisory and Other Services—Conflicts of Interest" in the SAI.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic, or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short-term or medium-term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income (including net interest income and net short term capital gains) and net tax-exempt interest income. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make significant distributions. See "U.S. Federal Income Tax Matters."

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time due to the nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund's net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund's income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service's ("IRS") interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The maximum individual rate applicable to "qualified dividend income" is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund's transactions in options (including covered call options) and other derivatives. See "U.S. Federal Income Tax Matters."

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following table shows the Fund's expenses as a percentage of net assets attributable to Common Shares assuming the use of leverage through the use of borrowings or reverse repurchase agreements in an amount equal to 25% of the Fund's Managed Assets (after leverage is incurred). The information below is based on an offering of 6,375,000 Common Shares. The Fund's actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load Paid by You	4.50%
Offering Expenses Paid by You (1)(2)	0.20%
Dividend Reinvestment Plan Fees	None
Total Shareholder Transaction Expenses	4.70%
Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used) (7)
Advisory Fees (3)	1.59%
Interest Payments on Borrowings (4)	0.37%
Other Expenses (5)	0.69%
Acquired Fund Fees and Expenses (6)	0.06%
Total Annual Expenses	2.71%

The following Example illustrates the various costs and expenses (including the sales load of $45 and offering costs of $2) that you would pay on a $1,000 investment in Common Shares of the Fund for the time periods indicated, assuming (1) total net annual expenses of 2.71% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$73	$127	$184	$336

*  The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  The Adviser or an affiliate has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share, estimated to total $539,000 (or approximately $0.08 per Common Share). The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly by its Common Shareholders are estimated to be $255,000 (or $0.04 per Common Share).

(2)  The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated in the amounts of $1,886,156.82 and $40,000 for advice relating to the structure, design and organization of the Fund. In addition, the Adviser (and not the Fund) has also agreed to compensate Foreside Fund Services, LLC ("Foreside") and MidAmerica Financial Services, Inc. ("MidAmerica"), each a FINRA-member broker-dealer, for services rendered by Foreside's and MidAmerica's registered representatives who participate in the marketing of the Fund's Common Shares during its initial public offering in aggregate amounts of $188,891.00 and $268,968.12. These registered representatives may also be members or independent contractors of the Adviser. The Adviser also will reimburse Foreside's and MidAmerica's registered representatives for their reasonable expenses incurred in connection with their services provided during the initial public offering in an amount not to exceed $50,000 and $100,000, respectively. All payments discussed in this paragraph will be paid out of the Adviser's own assets. See "Underwriting—Additional Compensation to be Paid to the Underwriters and Other Entities Involved in Marketing of the Fund's Common Shares."

(3)  The Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund. The Adviser will receive the advisory fee in respect of invested, as well as uninvested, amounts of capital raised through the sale of its Common Shares, the issuance of other securities, borrowings or otherwise. The contractual advisory fee rate of 1.05% of the Fund's Managed Assets represents an effective advisory fee of 1.40% of net assets attributable to Common Shares, assuming borrowings or reverse repurchase agreements in an amount equal to 25% of the Fund's Managed Assets. Because the advisory fee is based on the Fund's Managed Assets, when the Fund uses leverage, the advisory fee as a percentage of net assets attributable to Common Shares will increase. Derivatives will be valued at the current market value for purposes of determining Managed Assets in the calculation of advisory fees.

  For services rendered by Recon Capital under the investment subadvisory agreement between the Adviser and Recon Capital (the "Recon Capital Subadvisory Agreement"), the Fund pays Recon Capital a fee in an amount of $225,000 annually. This amount is reflected as part of Advisory Fees in the table above. For services rendered by Eagle Asset under the investment subadvisory agreement between the Adviser and Eagle Asset (the "Eagle Asset Subadvisory Agreement" and, together with the Recon Capital Subadvisory Agreement, the "Subadvisory Agreements"), the Adviser (not the Fund) pays Eagle Asset a fee computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the Advisory Agreement.

(4)  Assumes the use of leverage through a credit facility representing 25% of the Fund's Managed Assets (as determined immediately after borrowing) at an annual interest rate expense to the Fund of 1.10%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund's use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Fund in the future will be indirectly borne by the holders of the Fund's Common Shares.

(5)  Estimated expenses based on estimated amounts for the Fund's first year of operations. Includes the costs incurred to establish a credit facility which will be borne by the Fund and result in a reduction of the NAV of the Fund. Based on an offering of 6,375,000 shares of Common Shares, the total cost to establish the Credit Facility are estimated to be $50,000 or approximately $0.008 per share (0.039% of the Common Shares offering price).

(6)  Investors will bear indirectly the fees and expenses (including advisory fees and other operating expenses) of any investment companies in which the Fund invests. For purposes of this calculation, it is assumed that 10% of the Fund will be invested in acquired funds, although this percentage may vary substantially over time.

(7)  The table presented below in this Footnote 7 estimates what the Fund's annual expenses would be, stated as a percentage of the Fund's net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize leverage. See "Use of Leverage." In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Advisory Fees	1.24%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.05%
Total Annual Expenses	1.95%

THE FUND

The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the State of Delaware on April 22, 2013. The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a non-fundamental policy that may be changed by the Fund's Board without prior approval of Common Shareholders. The Fund's principal office is located at 100 Wall Street, 11th Floor, New York, NY 10005 and its phone number is (212) 701-4500.

The Fund's investment adviser is Four Wood Capital Advisors LLC. Eagle Asset Management, Inc. serves as the Fund's subadviser responsible for the management of the Fund's portfolio of equity and debt securities. Recon Capital Partners, LLC serves as the Fund's subadviser responsible for the management of the Fund's options writing strategy.

Absent shareholder approval to shorten or extend the life of the Fund, the Fund's Declaration of Trust provides that it will cease to exist or, subject to shareholder approval, be converted to an open-end investment company at the close of business on May 14, 2027, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund's Board believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the Termination Date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. See "Limited Term." The Fund's investment objectives and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

USE OF PROCEEDS

The net proceeds of this offering of the Common Shares will be approximately $121,507,500 ($139,733,625 if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be $0.04 per Common Share. The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's NAV would earn interest income at a modest rate, which may not exceed the Fund's expenses during this period.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that its investment strategy will be successful.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, OID bonds and PIK debt instruments. Initially, the Fund will seek to invest approximately 75% of its Managed Assets in equity securities and approximately 25% of its Managed Assets in debt securities. Eagle Asset will tactically allocate the Fund's portfolio among equity securities and debt securities and other types of credit instruments based on its investment outlook and analysis of market conditions. Eagle Asset will periodically rebalance the allocation of the Fund's portfolio among equity securities and debt securities and other types of credit instruments in order to seek to optimize the Fund's allocation to equity and debt securities that Eagle Asset believes are positioned to contribute to the achievement of the Fund's investment objectives under the market conditions existing at the time of investment.

The Fund may invest up to 20% of its Managed Assets in a combination of below investment grade securities and debt instruments that generate PIK interest.

The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. Within this 50% limitation, the Fund may invest up to 5% of its Managed Assets in securities of emerging markets issuers. The Fund may also invest up to 20% of its Managed Assets in illiquid securities and securities for which market prices are not readily available.

The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities to seek to generate current income. The Fund may write covered call options with respect to up to 40% of its Managed Assets.

The Fund's investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval upon 60 days' prior written notice to the Fund's Common Shareholders. The Fund is not intended as, and you should not construe it to be, a complete investment program.

Equity Securities. The Fund will seek to achieve its investment objective by investing at least 25% and at most 75% of its Managed Assets in equity securities. In investing the equity portion of the Fund's portfolio, the Fund will primarily invest in the equity securities of financially strong companies (meaning companies with reliable income, high quality assets and a relative absence of liabilities) that are trading at a discount to what Eagle Asset believes is their intrinsic value. Equity securities include common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, MLPs, and REITs. Initially, the Fund expects to invest up to 15% of its Managed Assets in securities of MLPs, generally in the energy sector. The Fund may invest up to 25% of its Managed Assets in preferred securities. The Fund anticipates that the majority of its equity investments at the time of investment will be in securities with dividend yields and rising dividend growth, but the Fund retains the flexibility to invest up to 20% of its Managed Assets in non-dividend yielding equity securities. Generally, the Fund intends to invest in companies with mid to large market capitalization. The Fund may invest in both domestic and foreign securities. The mix of the Fund's equity investments at any time will depend on the industries and types of securities Eagle Asset believes will hold the most value within the Fund's investment strategy.

Debt Securities and Other Types of Credit Instruments. The Fund will also seek to achieve its investment objective by investing at least 25% and at most 75% of its Managed Assets in debt securities and other types of credit instruments that are current on their interest payments and that Eagle Asset believes have a reasonably high likelihood of consistently paying such interest and meeting other obligations. However, certain debt instruments held by the Fund may not be current on their interest payments. Debt securities include below investment grade securities (commonly known as "high-yield" securities and "junk" bonds), notes, bonds, convertible bonds, bank loans, mortgage-backed securities and other types of debt instruments. The Fund intends to invest a portion of its Managed Assets in debt securities that are rated below investment grade by Moody's and Standard & Poor's or that are unrated and of similar credit standing in the judgment of Eagle Asset. The Fund may invest up to 20% of its Managed Assets in a combination of below investment grade securities and debt instruments that generate PIK interest.

The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration, including distressed and defaulted securities, and intends to focus on a relatively small number of issuers. The Fund intends to invest in debt securities and other types of credit instruments issued by mid to large capitalization companies and the Fund will generally not invest in debt securities and other types of credit instruments issued by small capitalization companies. The Fund may invest in U.S. dollar and non-U.S. dollar denominated debt securities and other types of credit instruments of issuers located anywhere in the world and of issuers that operate in any industry. The mix of the Fund's debt securities and other types of credit instruments at any time will also depend on the securities Eagle Asset believes hold the most value within the Fund's investment strategy. The Fund may also invest in OID bonds.

The Fund currently anticipates using leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. See "Use of Leverage." The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 25% of its Managed Assets immediately after giving effect to the borrowing. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadvisers' assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund retains the flexibility to increase this amount up to the limits imposed by the 1940 Act. See "Risk Factors—Leverage Risk."

Foreign Securities. The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. Within this 50% limitation, the Fund may invest up to 5% of its Managed Assets in securities of emerging market issuers. The Fund's investments in foreign securities include U.S. dollar denominated securities of foreign issuers traded in the United States and ADRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. A substantial amount of the types of equity securities in which the Fund may invest may be considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may adversely impact the performance of the Fund.

Options Writing Strategy. The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. The Fund may write covered call options with respect to up to 40% of its Managed Assets. As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund's options strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the value of the indices on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, Recon Capital may choose to decrease its use of the options writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation.

The Fund will "cover" its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the "SEC"). A call option on an index is "covered" if the Fund owns a portfolio of stocks replicating the movement of the index. A call option on a security or index is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

The call options written by the Fund will typically be at or out-of-the money (that is, the exercise price will be greater than the current market price when written). Recon Capital typically targets one-month options, although options of any exercise price or maturity may be utilized.

The Fund may engage in Derivative Transactions in seeking to achieve its investment objective or for other reasons, such as cash management, leverage, hedging and risk management purposes or to enhance total return. See "Investment Objective and Strategy—Other Investment Techniques—Derivative Transactions."

The Fund may implement various temporary "defensive" strategies at times when the Subadvisers determine that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Common Shareholders. These strategies may include investing all or a portion of the Fund's assets in cash or cash equivalents, government securities or short term fixed income securities. See "Investment Objective and Strategy—Portfolio Composition—Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period" and "Risk Factors—Derivative Transactions Risk."

Investment Philosophy and Approach

Eagle Asset was founded in 1976. As of March 31, 2015, Eagle Asset and its affiliates Eagle Boston Investment Management, Inc. and ClariVest Asset Management LLC had approximately $33 billion in assets under advisement across fixed income and equity strategies and has a long track record investing in both. Eagle Asset is a wholly-owned subsidiary of Raymond James Financial, Inc.

Recon Capital was established in 2011. As of March 31, 2015, Recon Capital had assets under management, supervision and/or service of approximately $191 million.

The Fund will allocate assets to equity and debt securities and other types of credit instruments as it pursues its objective of providing total return through a combination of current income and capital appreciation. The mix of investments between equities and debt securities and other types of credit instruments and the Fund's options writing strategy will be determined by the Subadvisers using a combination of trading, momentum, economic and fundamental indicators.

In selecting equity securities, Eagle Asset generally seeks issuing companies that exhibit the following characteristics:

•  Companies with a strong operating history as part of a well-established industry;

•  The sustainability of dividend payments into the foreseeable future;

•  A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

•  Availability of the security at a market price which Eagle Asset believes is at a discount to Eagle Asset's estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate (i.e., its intrinsic value);

•  Issued by mid to large capitalization companies;

•  Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders; and

•  Availability of comprehensive and meaningful financial and related information. Key disclosures are audited financial statements and information that Eagle Asset believes provide reliable benchmarks to aid in understanding the business, its values and its dynamics.

In selecting debt securities and other types of credit instruments for the Fund, Eagle Asset seeks the following characteristics:

•  Reasonable expectation to continue to pay a coupon under multiple economic conditions;

•  A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

•  Issued by mid to large capitalization companies;

•  U.S. dollar and non-U.S. dollar denominated debt securities from any industry;

•  Reasonable covenant protection, relative to price; and

•  Total return potential substantially above that of a comparable credit.

Eagle Asset analyzes companies from the bottom up, reviewing public documents, speaking with outside consultants and contacts, and identifying value and risk drivers before making an investment decision. This approach may provide investment opportunities in various levels of a company's capital structure, including bank loans, senior loans, subordinated bonds, convertibles, preferred stock and common stock.

Generally, the Fund will increase its investments in debt securities and other types of credit instruments when Eagle Asset anticipates that the return on these securities will exceed the return on equity securities, and vice versa. The Fund may also increase its allocation to debt securities and other types of credit instruments to maintain the Fund's distributions.

When Eagle Asset believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the Fund's investment criteria, the Fund may hold most or a portion of its assets in cash or cash equivalents, government securities or short term fixed income securities. This does not constitute a change in the Fund's investment objective, but could prevent or delay the Fund from achieving its objective. Under normal circumstances, Eagle Asset intends for the Fund to be fully invested with a minimal cash position.

Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Equity Securities. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, MLPs and REITs. Although the Fund intends to invest primarily in companies with mid to large market capitalization, it may hold or have exposure to common stocks of issuers of any capitalization, including small capitalization companies. Generally, the Fund will invest in dividend paying securities. The Fund's investments in equity securities may subject the Fund to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities and other types of credit instruments.

Preferred Securities. Preferred securities in which the Fund may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Corporate Bonds. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the terms of such corporate bond.

High-Yield Securities ("Below Investment Grade" and "Junk Bonds"). The Fund may invest in high-yield debt securities, which are securities rated below Baa- by Moody's and below BBB- by Standard & Poor's and unrated debt securities and other types of credit instruments of similar credit quality, commonly referred to as "below investment grade" and "junk bonds." High-yield securities and unrated securities of comparable credit quality are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. High-yield securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of high-yield securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities.

In seeking to achieve its investment objective, the Fund depends on Eagle Asset's credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a coupon is paid over a long term period, but also measuring how the creditor would fare in a reorganization. Before investing in any high-yield debt or distressed instruments, Eagle Asset will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts.

Other Debt Securities. The Fund may also invest in other debt securities, including without limitation, bank loans, but does not expect to do so as a principal investment strategy. The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's NAV and income distributions.

Foreign Securities. The Fund may invest in debt securities, other types of credit instruments and equity securities of non-U.S. issuers. The Fund's investments in foreign securities include U.S. dollar denominated securities of foreign issuers traded in the United States and ADRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of Common Shares are being invested, during periods in which Eagle Asset determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, or pending re-investment of proceeds received in connection with the expiration of a bond or the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments or Derivative Transactions.

Eagle Asset's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. Eagle Asset currently anticipates that these are the only circumstances in which the Fund will invest in short-term debt securities.

Other Investment Techniques

Options Writing Strategy. The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. The Fund may write covered call options with respect to up to 40% of its Managed Assets. This options strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation may become more limited and the Fund will lose money to the extent that it writes covered call options and the value of the indices on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, Recon Capital may choose to decrease its use of the options writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation.

Derivative Transactions. The Fund may invest a substantial portion of its Managed Assets in Derivative Transactions (as defined herein) in seeking to achieve its investment objective or for other reasons, such as cash management, leverage, hedging and risk management purposes or to enhance total return, which may be particularly speculative. Although the Subadvisers seek to use Derivative Transactions to further the Fund's investment objective, no assurance can be given that the Subadvisers will be successful.

The Fund may purchase and sell derivative instruments such as exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may enter into other derivative transactions that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions."

The Fund generally uses Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use Derivative Transactions to enhance total return, which may be particularly speculative. The Fund will commit initial variation margin for Derivative Transactions that involve futures contracts in accordance with the rules of the CFTC and as negotiated with its counterparties.

Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the Derivative Transactions. Furthermore, the ability to successfully use Derivative Transactions depends on the Subadvisers' ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Derivative Transactions and their risks is contained in "Risk Factors—Derivative Transactions Risks."

Illiquid Transactions. Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the OTC market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid and including transactions directly with the issuer.

USE OF LEVERAGE

The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadvisers' assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 25% of Managed Assets (at the time of leverage). The Fund's leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed and greater volatility in the Fund's NAV and in the market price of the Fund's Common Shares and higher expenses than a comparable portfolio without leverage. A reduction in the Fund's NAV may cause a reduction in the market price of its shares. Because the fees paid to the Adviser and Eagle Asset are based upon a percentage of the Fund's Managed Assets, these fees will be higher if the Fund is leveraged, and the Adviser or Eagle Asset will have an incentive to leverage the Fund or to not reduce the Fund's leverage when it would otherwise be appropriate to do so. The Board will monitor this potential conflict. The Adviser or a Subadviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will leverage its assets or, if it does use leverage, what percentage of the Fund's assets such leverage will represent.

Leverage creates risks which may adversely affect the return for the holders of Common Shares, including:

•  The likelihood of greater volatility of NAV and market price of Common Shares;

•  Fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•  Increased operating costs, which may reduce the Fund's total return to the holders of Common Shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of Common Shares;

•  The potential for a decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remain fixed; and

•  The potential for drops in asset values to magnify losses or completely eliminate the value of the Fund's investments.

All of the Fund's assets could be subject to the granting of a security interest to a lender in connection with any borrowing by the Fund. Such restrictions could cause the Subadvisers to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies. However, any person from whom the Fund borrows will not have either a veto power or a vote in approving or changing any of the Fund's fundamental policies. The interests of persons with whom the Fund enters into leverage arrangements are not necessarily aligned with the interests of Common Shareholders, and their claims on the Fund's assets will be senior to those of the Fund's Common Shareholders.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced or potentially eliminated. The Subadvisers may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs, which will be borne by the holders of Common Shares, and may limit the Fund's freedom to pay dividends on Common Shares or to engage in other activities.

Reverse Repurchase Agreements. The Fund may in the future engage in reverse repurchase agreement transactions to the extent permitted under the 1940 Act and related guidance of the SEC and its staff. If the Fund uses reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to the amount of the repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect. Any such use of reverse repurchase agreements would be included in the determination of the Fund's effective leverage ratio of 25% of Managed Assets (at the time of leverage). The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Subsequent to entering into a reverse repurchase agreement transaction, the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer ("sell") any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Subadvisers to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to the amount of the repayment obligations under the reverse repurchase agreements.

Issuance of Fund Preferred Shares. Although the Fund is permitted, under the 1940 Act, to issue preferred shares (assuming no other "senior security" (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Fund's total assets less liabilities and indebtedness not represented by "senior securities" (as such term is defined in the 1940 Act), the Fund does not intend to issue preferred shares during its first twelve months of operations. Any preferred shares issued by the Fund would have complete priority upon distribution of assets over the Common Shares. The issuance of preferred shares will leverage the Common Shares. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Fund were not leveraged. If the dividend rate of the preferred shares exceeds the rate of return on the Fund's portfolio after taking expenses into consideration, the use of leverage will result in a lower rate of income than if the Fund were not leveraged.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by "senior securities" (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other "senior security" (as such term is defined in the 1940 Act) is issued). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by "senior securities" (as such term is defined in the 1940 Act), is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the liquidation value of the outstanding preferred shares (assuming no other "senior security" (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.

Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a RIC under the Code. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on Common Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Eagle Asset does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that Eagle Asset otherwise views as favorable.

Securities Lending. The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's Managed Assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign securities). The collateral will consist of cash (including U.S. dollars) and U.S. government securities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund's shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. The fees associated with securities lending do not appear in the Fund's fee table. The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. The Fund and the Subadvisers seek to deal only with counterparties of high creditworthiness. The Subadvisers will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Leverage Effects. The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming that leverage will represent approximately 25% of the Fund's Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 1.10%, the annual return of the Fund's portfolio (net of estimated expenses) must exceed 0.28% in order to cover the expenses specifically related to the Fund's use of leverage.

The following table illustrates the hypothetical effect on the return to a holder of the Fund's Common Shares of the leverage obtained by borrowing approximately 25% of the Fund's Managed Assets at an interest rate of 1.10%, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholder	-13.70%	-7.03%	-0.37%	6.30%	12.97%

Until the Fund borrows, the Fund's Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objective and policies.

RISK FACTORS

General risks

An investment in the Fund's Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following discussion summarizes the principal risks associated with an investment in the Fund, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund's.

No Operating History. The Fund is a recently organized, non-diversified closed-end investment company. As such, the Fund has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions and there is no guarantee that an active trading market will develop. The Fund is designed for long-term investors and not as a trading vehicle.

Limited Term Risk. Unless the Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated or, subject to shareholder approval, converted to an open-end investment company on May 14, 2027. If the Fund's Board believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the Termination Date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund's portfolio.

During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, OID bonds and PIK debt instruments. It is expected that shareholders will receive cash in any liquidating distribution from the Fund. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. The Fund does not seek to return $20.00 per Common Share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund's returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20.00 per Common Share.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Subadvisers' responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Fund anticipates using leverage, which will magnify the risk. See "Risk Factors—Leverage Risk."

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund's Common Shareholders who sell their Common Shares below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund's IPO. As a result, the Fund is designed primarily for long-term investors.

Management Risk. The Fund is subject to management risk because it relies on the Adviser's oversight and the Subadvisers' ability to pursue the Fund's investment objective. The Subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadvisers' securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. In addition, Recon Capital is a recently formed investment adviser firm and has a limited operating history.

Asset Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Subadvisers may make less than optimal or poor asset allocation decisions. The Subadvisers employ an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Subadvisers will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest Rate Risk. As a general matter, a substantial amount of securities owned by the Fund (whether preferred securities, dividend paying common stocks, debt securities, convertible securities, corporate bonds, or otherwise) contain an income component that may cause the security to be affected by changes in interest rates. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. The Fund may utilize certain strategies, such as investing in futures, options and other derivative instruments. The use of such strategies may offset the impact to the Fund's portfolio of changing interest rates and overall price volatility due to changes in related markets, although there can be no assurance that these strategies will be successful. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.

With respect to the Fund's investments in fixed-rate securities and instruments, during periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities' durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security's duration and reduce the security's value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. During sustained periods of rising interest rates, highly leveraged issuers may experience financial stress.

Equity Securities Risk. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, MLPs and REITs. Although common stocks have historically generated higher average total returns than debt securities and other types of credit instruments over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to debt securities. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equity markets. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of the issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock price may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.

Preferred Securities Risk. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers, as well as being subject to interest rate risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

Limited Voting Rights. Generally, preferred security holders have limited voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if Eagle Asset believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

ETFs Risk. The Fund may invest in the securities of ETFs to the extent permitted by law. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including management fees. These expenses are in addition to the direct expenses of the Fund's own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to the risks posed by leverage discussed elsewhere in this Prospectus.

Master Limited Partnership Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Certain risks inherent in investing in MLPs include the following:

•  Regulatory Risk. MLPs in which the Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both, stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, in particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of MLPs. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous-sometimes retroactively-by a regulatory agency and unexpectedly increase production costs.

•  Tax Risk of MLPs. Its ability to meet its investment objectives will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has limited control. The benefit that the Fund derives from its investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for U.S. federal income tax purposes. As a partnership, a Master Limited Partnership generally has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnership's business, a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of a Master Limited Partnership as a corporation for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of Common Shares.

•  Catastrophe Risk. The operations of MLPs in which the Fund may invest are subject to many hazards inherent in transporting, processing, or storing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

•  Pipelines Risk. MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies' financial condition and ability to pay distributions to shareholders.

•  Gathering and Processing Risk. MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•  Midstream Market Risk. MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•  Exploration and Production Risk. MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

•  Propane Risk. Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

•  Commodity Pricing Risk. MLPs in which the Fund may invest may be directly affected by energy commodity prices, especially those MLPs that own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which leads to a reduction in production or supply, may also impact the performance of MLPs that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

•  Supply and Demand Risk. A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

•  Depletion and Exploration Risk. MLPs also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs.

REITs Risk. The Fund may invest in common stocks, preferred securities and convertible securities issued by REITs. As a result, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to Common Shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT generally can pass its income through to its shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT's expenses.

Credit Risk. Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security experiences a decline in its financial status. Non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund's investments in preferred securities and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer's obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund's portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated to debt securities in a company's capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. To the extent the Fund invests in high-yield securities and other types of debt securities, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of debt securities.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under "Credit Risk," "Interest Rate Risk," "Prepayment Risk," "Inflation Risk" and "Deflation Risk." There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Zero-Coupon and PIK Bonds Risk. The Fund may invest in zero coupon or PIK bonds. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. PIK securities are debt obligations that pay "interest" in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and PIK securities generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the OID accrued on zero-coupon bonds and PIK securities. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued OID, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and PIK securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Prepayment Risk. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Bank loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced because the issuer of the bond is more likely to redeem the bond at dates prior to its stated maturity, in order to refinance the debt at a lower cost.

High-Yield ("Below Investment Grade" and "Junk Bond") Risk. The Fund may invest in debt securities and instruments that are classified as "high-yield" (and, therefore, high-risk) investments. These investments are commonly referred to as "below investment grade" and "junk bonds." In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Senior Loans Risk. Senior Loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Although Eagle Asset believes that the Fund's investments in adjustable rate Senior Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower's capital structure, may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower's subsidiaries have been repaid).

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan or could recover nothing of what it is owed on the Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal. Uncollateralized (i.e., non-secured) Senior Loans involve a greater risk of loss.

Second Lien or Other Subordinated Debt Risk. Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated debt or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated debt or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated debt or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or high-yield securities share risks similar to those associated with investments in other high-yield securities and obligations.

Mezzanine Securities Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as Senior Loans, second lien loans and high-yield securities. However, unlike Senior Loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in most other types of debt obligations.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund's return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by the Fund and its investors. Eagle Asset, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that Eagle Asset's participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or Eagle Asset is found to have interfered with the affairs of a company in which the Fund holds a debt investment to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or Eagle Asset has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Distressed Investments Risk. The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Dividend Risk. The income that Common Shareholders receive from the Fund is expected to be based, in part, on income from dividend paying equities. In selecting equity income securities in which the Fund will invest, Eagle Asset will consider, among other criteria, the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to the other payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forego paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

Value Investing Risk. The Fund may invest substantially in stocks that Eagle Asset believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. These securities are subject to the discretion and judgment of Eagle Asset and there is no assurance that Eagle Asset's decisions will produce the desired results. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Small-Cap and Mid-Cap Risk. The Fund may invest from time to time in smaller capitalization companies. The securities of such issuers tend to be more volatile and less liquid than those of larger, more established companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund's Common Shares.

Foreign Securities and Emerging Markets Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less governmental supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the United States, and the securities markets of emerging market countries can be extremely volatile. Emerging and frontier market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar or have significant operations or markets outside of the U.S., changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Eagle Asset may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, although there is no assurance that it will do so or that such strategies will be successful. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Risks Associated with Options Strategy. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its options strategy. Risks that may adversely affect the ability of the Fund to successfully implement its options strategy include the following:

Risks of Writing Options. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund's shares, the Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Therefore, when the Fund writes call options that are not fully covered by securities held in its portfolio, the Fund will earmark or segregate cash or liquid securities in an amount at least equal to the current value of the Fund's net payment obligation under the terms of such call option (i.e., the exercise settlement amount determined daily on a marked to market basis) in accordance with applicable interpretations of the SEC. Earmarking or segregating cash or liquid securities in an amount at least equal to the current value of the Fund's net payment obligation under the terms of a call option does not reduce the Fund's risk of loss; it only ensures that the Fund has sufficient assets available to discharge its obligations.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options to a significant extent. Options written by the Fund with respect to non-U.S. indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Limitation on Options Writing Risk. The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk. Options on indices of securities and sectors of securities will generally be "marked-to-market" for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will generally be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. Mark-to-market losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction. See "U.S. Federal Income Tax Matters" for more information.

Derivative Transactions Risks. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments, in seeking to achieve its investment objective and for other reasons, such as for cash management, financing activities, hedging and risk management purposes. The Fund also may enter into other derivative instruments that combine features of these instruments. Collectively, the above are referred to as "Derivative Transactions." The Fund's use of Derivative Transactions involves investment risks and transaction costs to which the Fund would not be subject to absent the use of such Derivative Transactions and, accordingly, may result in losses greater than if they had not been used. The use of Derivative Transactions may have risks including, among others, liquidity risk, interest rate risk, credit risk and management risk. Derivative Transactions may also have the following risks:

General Risks Associated with Derivative Transactions. The use of Derivative Transactions may be speculative and involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, illiquidity of Derivative

Transactions, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Derivative Transactions may be used as a form of leverage to seek to enhance returns and, accordingly, the use of Derivative Transactions may involve substantial leverage. Although the Fund does not intend to use Derivative Transactions for speculative purposes, if the Fund does, it will be fully exposed to the risks of loss of such derivative instruments, which may sometimes be greater than the derivative's cost. Suitable Derivative Transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities. The ability to successfully use Derivative Transactions depends on Eagle Asset's ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences. In addition, there may be situations in which the Fund elects not to use Derivative Transactions that result in losses greater than if they had been used. Segregation and coverage requirements imposed under the 1940 Act could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and related regulations may also have an adverse effect on the Fund's ability to make use of Derivative Transactions. Please see "Risk Factors—Legislation and Regulatory Risks."

In addition, the Fund may decide to utilize derivative instruments that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible; any such use may expose the Fund to unique and presently indeterminate risks, the type and scope of which may not be capable of assessment until such instruments are developed and/or the Fund decides to utilize such derivatives instruments.

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund's various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund's balance sheet. The Fund's ability to fund these contingent liabilities will depend on the liquidity of the Fund's assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund's financial condition.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparty in a Derivative Transaction (whether a clearing corporation in the case of exchange-traded instruments or the Fund's hedge counterparty in the case of uncleared over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Counterparty risk is the risk that the other party in a Derivative Transaction will not fulfill its contractual obligations. Changes in the credit quality of the Fund's counterparties with respect to its Derivative Transactions may affect the value of those instruments. By entering into Derivative Transactions, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of Derivative Transactions in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

If the Fund's hedge counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund's hedge counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that the Fund's hedge counterparty will be unable to honor its financial obligations may be substantially increased. If the Fund's hedge counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract with the Fund due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a Derivative Transaction, the Derivative Transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the Derivative Transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain Derivative Transactions, such as certain interest rate swaps and credit default swaps, are subject to mandatory clearing, and more are expected to become subject to such mandatory clearing in the future. The counterparty risk for cleared Derivative Transactions is generally lower than for uncleared OTC Derivative Transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance to the extent of its available resources for such purpose. As a result, the counterparty risk is shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

The Fund and the Subadvisers seek to deal only with counterparties of high creditworthiness. The Subadvisers will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Currency Risk. The risk that changes in the exchange rate between two currencies may adversely affect the value (in U.S. dollar terms) of an investment. Derivative Transactions can be used to attempt to manage currency risk to the extent the Fund holds investments denominated in difference currencies. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Index Risk. If the derivative instrument is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (the "CFTC") as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Risks Related to Futures Contracts and Options Thereon. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Risks Related to Interest Rate Transactions. The Fund may enter into interest rate transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. Depending on the state of interest rates in general, the Fund's use of interest rate transactions could enhance or harm the Fund's overall performance. A decline in interest rates may result in a decline in the value of such transactions, which may result in a decline in the net asset value of the Fund. In addition, if the counterparty to an interest rate transaction defaults, the

Fund would not be able to use the anticipated net receipts under such transaction to offset the dividend or interest payments on the Fund's leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on an interest rate transaction, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the Fund's performance.

Risks Related to Credit Default Swaps. The use of credit default swaps is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Eagle Asset is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

The Fund may invest in credit default swap transactions for hedging or investment purposes. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. However, in this instance the Fund bears the risk that the protection seller may fail to satisfy its payment obligations. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, however, the Fund (if the seller) will have to pay the buyer either the full notional value of the reference obligation in exchange for the an equal face amount of the reference obligation or the related net cash amount. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller or otherwise cover such obligations. If such assets are not fully segregated or otherwise covered by the Fund, the use of credit default swap transactions could then be considered senior securities for purposes of the 1940 Act.

Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund. In addition, the market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.

Risks Related to Forward Contracts. Forward contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward contracts can have the effect of financial leverage by creating additional investment exposure.

Legislation and Regulatory Risks. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the CFTC, the SEC, the Board of Governors of the Federal Reserve System (the "Federal Reserve") or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

For example, on July 21, 2010, President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, established a ten-member Financial Stability Oversight Council (the "Council"), an interagency body chaired by the Secretary of the Treasury, to identify and manage systemic risk in the financial system and improve interagency cooperation. Under the Dodd-Frank Act, the Council has the authority to review the activities of certain nonbank financial firms engaged in financial activities that are designated as "systemically important," meaning, among other things, that the distress of the financial firm would threaten the stability of the U.S. economy. On July 8, 2013, September 19, 2013, and December 18, 2014, respectively, the Council made designations of four nonbank financial companies for Federal Reserve supervision. If the Fund were designated, it would result in increased regulation of the Fund's business, including higher standards on capital, leverage, liquidity, risk management, credit exposure reporting and concentration limits, restrictions on acquisitions and annual stress tests by the Federal Reserve. On December 18, 2014, the Council released a notice seeking public comment on the potential risks posed by aspects of the asset management industry, including whether asset management products and activities may pose potential risks to the U.S. financial system in the areas of liquidity and redemptions, leverage, operational functions, and resolution, or in other areas.

On December 10, 2013, the Federal Reserve and other federal regulatory agencies issued final rules implementing a section of the Dodd-Frank Act that has become known as the "Volcker Rule." The Volcker Rule generally prohibits depository institution holding companies (including foreign banks with U.S. branches and insurance companies with U.S. depository institution subsidiaries), insured depository institutions and subsidiaries and affiliates of such entities from investing in or sponsoring private equity funds or hedge funds. When the Volcker Rule became effective on July 21, 2012, it kicked off a two-year conformance period, which was set to expire on July 21, 2014. However, in conjunction with the release of the final rules on December 10, 2013, the Federal Reserve issued an order granting an industry-wide, one-year extension for all banking entities. As a result, banking entities are required to have wound down, sold, transferred or otherwise conformed their investments and sponsorship activities to the Volcker Rule by July 21, 2015, absent an extension to the conformance period by the Federal Reserve or an exemption for certain "permitted activities." On December 18, 2014, the Federal Reserve granted an additional one-year extension, giving banking entities until July 21, 2016, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013 ("legacy covered funds and relationships"). All investments in and relationships with funds covered by the Volcker Rule made after December 31, 2013 must be divested or restructured by July 21, 2015. The Federal Reserve also announced that, with respect to legacy covered funds and relationships, it intends to grant a final one-year extension in 2015, which would give banking entities until July 21, 2017 to comply with the Volcker Rule. The Fund does not currently anticipate that the Volcker Rule will adversely affect its fundraising to any significant extent.

The Dodd-Frank Act also imposes stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in Derivative Transactions (for example, by making certain types of Derivative Transactions no longer available to the Fund) and/or increase the costs of such Derivative Transactions (for example, by increasing margin, capital or reporting requirements), and the Fund may be unable to execute its investment strategy as a result.

In addition, the CFTC has recently amended the exclusion from registration requirements under Rule 4.5, promulgated by the CFTC pursuant to its authority under the CEA, that is available to investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended. In the event that the Fund's investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, FWCA may be required to register as a "commodity pool operator" and Eagle Asset may be required to register as a "commodity trading advisor" with the CFTC with respect to the Fund. In the event that FWCA or Eagle Asset is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses and adversely affect the Fund's performance. The Adviser on behalf of the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 and currently intends to operate in a manner that would permit it to continue to claim such exclusion. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund's positions in such investments may not exceed 5% of the liquidation value of the fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Limits or restrictions applicable to the counterparties with which the Fund engages in Derivative Transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk. For instance, in December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Fund's ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of swaps have not yet been issued by the regulators, but could have additional impact on the Fund's ability to use swap transactions as part of its investment strategy. Please see "Derivative Transactions Risk—Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty." In addition, certain currency derivatives are subject to regulation under the Dodd-Frank Act; potential rule-making with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the Fund's ability to effectively use currency derivatives.

For entities designated by the CFTC or the SEC as "swap dealers," "security-based swaps dealers," "major swap participants" or major "security-based swap participants," the Dodd-Frank Act imposes new regulatory, reporting and compliance requirements. On May 23, 2012, a joint final rulemaking by the CFTC and the SEC defining these key terms was published in the Federal Register. Based on those definitions, the Fund would not be a swap dealer, security-based swap dealer, major swap participant or security-based major swap participant at this time. If the Fund is later designated as a swap dealer, security-based swap dealer, major swap participant or major security-based swap participant, its business will be subject to increased regulation, including registration requirements, additional recordkeeping and reporting obligations, external and internal business conduct standards, position limits monitoring and capital and margin thresholds.

The SEC also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund.

Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, many aspects will be implemented by various regulatory bodies over the next several years. The imposition of any additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which the Fund conduct its business and adversely affect the Fund's profitability.

Illiquid Investment Risk. The Fund may invest in illiquid investments. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund anticipates using leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadvisers' assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund's total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 25% of the Fund's Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Common Shares, including increased variability of the Fund's net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund's current income. This interest expense may be greater than the Fund's current income on the underlying investment. The Fund's leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•  The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•  The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•  The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•  When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FWCA and Eagle Asset, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund's Managed Assets there may be a financial incentive to FWCA and/or Eagle Asset to increase the Fund's use of leverage and create an inherent conflict of interests;

•  Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•  Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Subadvisers do not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, which may be considered senior securities under the 1940 Act. The Fund intends to "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable Derivative Transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Subadvisers, the assets that would have been used to cover could be better used for a different purpose. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such Derivative Transactions, such Derivative Transactions will be treated as senior securities representing indebtedness for purpose of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets, thereby potentially increasing fluctuations in the market value of the Fund's assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Securities Lending Risk. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own in anticipation that the market price of that security will decline. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund's loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund's short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions, own positions covering its obligations or otherwise cover such obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, certain regulators relating to short shelling, including the SEC, may restrict the Fund's ability to engage in short selling.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadvisers and other securities or instruments in which the Fund may invest, may negatively affect the Fund's current income to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund's dividends and interest income after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund's portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund's investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Portfolio Turnover. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of Eagle Asset, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund's performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at Eagle Asset and Recon Capital manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds and other commingled funds. The Fund's portfolio managers listed in this Prospectus, who are primarily responsible for the day-to-day management of the Fund, generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel, or other investment professionals working with the Investment Personnel, may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Subadvisers receive for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Eagle Asset. Because incentive payments paid by Eagle Asset to Investment Personnel are tied to revenues earned by Eagle Asset, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See "Conflicts of Interest" in this Prospectus and "Investment Advisory and Other Services—Conflicts of Interest" in the SAI.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short-term or medium-term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income (including net interest income and net short term capital gains) and net tax-exempt interest income. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make significant distributions. See "U.S. Federal Income Tax Matters."

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time due to the nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund's net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund's income distributions that qualify for favorable tax treatment may be affected by the IRS' interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The maximum individual rate applicable to "qualified dividend income" is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund's transactions in options (including covered call options) and other derivatives. See "U.S. Federal Income Tax Matters."

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

HOW THE FUND MANAGES RISK

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect returns to Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in shorter-term securities) or may reduce its indebtedness or preferred shares or extend the dividend measurement periods on its preferred shares or unwind other leverage transactions. As explained above under "Risk Factors—Leverage Risk," the success of any such attempt to limit leverage risk depends on the Subadvisers' ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may decide not to attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Fund may incur additional indebtedness or sell additional preferred shares.

Derivative Transactions

The Fund may use certain Derivative Transactions designed to limit the risk of price fluctuations and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities and other types of credit instruments whose prices, in the opinion of the Subadvisers, correlate with the prices of the Fund's investments.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board oversees the overall management of the Fund under Delaware law and the 1940 Act. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Trustees and Officers" in the SAI.

The Adviser

Four Wood Capital Advisors LLC is the Fund's investment adviser and administrator and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies and institutional investors. FWCA is a wholly-owned subsidiary of FWCP.

FWCA has entered into a marketing services agreement with Foreside and MidAmerica, under which Foreside and Mid America provide marketing assistance to FWCA with respect to the offering of the Fund's Common Shares. The fees due pursuant to this marketing agreement will be paid exclusively by FWCA (and not the Fund) to Foreside and MidAmerica in an amount of $188,891.00 and $268,968.12, respectively. The services provided by Foreside and MidAmerica to FWCA include, without limitation, marketing and related wholesaling services.

FWCA provides office space to the Fund and administrative and clerical services relating to the Fund's books and records and preparation of reports.

Advisory Agreement

Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates Eagle Asset to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund's portfolio assets but has ultimate responsibility to oversee Eagle Asset. In this connection, the Adviser monitors Eagle Asset's management of the Fund's investment operations in accordance with the investment objective and related policies of the Fund, reviews Eagle Asset's performance and reports periodically on such performance to the Board.

In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement and the Subadvisory Agreements, Managed Assets of the Fund means total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage).

The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Fund or the Adviser may terminate the Advisory Agreement at any time without penalty on 30 to 60 days' written notice to the other party. Material amendments to the Advisory Agreement require shareholder approval.

The Subadvisers

Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc., is a subadviser for the Fund. Eagle Asset manages the Fund's portfolio of equity and debt securities, subject to the authority of the Adviser and the Board. Eagle Asset was founded in 1976. As of March 31, 2015, Eagle Asset and its affiliates Eagle Boston Investment Management, Inc. and ClariVest Asset Management LLC had approximately $33 billion in assets under advisement.

Recon Capital Partners, LLC is also a subadviser for the Fund. Recon Capital is responsible for the management of the Fund's options writing strategy, subject to the authority of the Adviser and the Board. Recon Capital was established in 2011. As of March 31, 2015, Recon Capital had assets under management, supervision and/or service of approximately $191 million.

A discussion regarding the basis for the Board approval of the Advisory Agreement, the Investor Support Services Agreement ("Services Agreement"), the Subadvisory Agreements will be available in the Fund's first report to shareholders.

The Fund, the Adviser, Eagle Asset and Recon Capital have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit the Adviser, Eagle Asset and Recon Capital personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Service Agreement

The Fund operates under a Services Agreement with FWCP, under which FWCP provides "Non-Advisory Services" that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design and other services that are not investment advisory in nature. FWCP is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Services Agreement.

FWCP is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by FWCP in the performance of its duties or from reckless disregard by FWCP of its obligations under the Services Agreement.

The Services Agreement will continue so long as such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Fund or FWCP may terminate the Service Agreement at any time without penalty on 30 days' written notice to the other party. The Services Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

Portfolio Managers

The Fund is principally managed by a team of portfolio managers at Eagle Asset which is led by:

James C. Camp, CFA—Managing Director, Portfolio Manager

Mr. Camp has 26 years of fixed income investment experience and is responsible for the management of all fixed income portfolios. Before joining Eagle in 1997, James was a Vice President in the Fixed Income Research and Mortgage Specialist Groups at Raymond James & Associates following three years at ING Investment Management. Mr. Camp graduated with a B.S. in Engineering Science from Vanderbilt University in 1986 and earned his M.B.A. in Finance from Emory University in 1990. He is a CFA charterholder.

David Blount, CFA, CPA—Portfolio Co-Manager

Mr. Blount has 31 years of investment experience and is responsible for portfolio management, as well as research in the consumer discretionary and consumer staples sectors. Prior to joining Eagle in 1993, David served as an Investment Analyst for Allstate. He earned a B.S. in Finance from the University of Florida in 1983. Mr. Blount is a CFA charterholder and a Certified Public Accountant.

Joseph Jackson, CFA—Portfolio Co-Manager & Senior Credit Analyst

Mr. Jackson has 16 years of investment experience and is responsible for analyzing corporate issues for Eagle's Fixed Income group. Prior to joining Eagle in 2004, he was Senior Vice President & Corporate Bond Portfolio Manager at BB&T Asset Management, where he managed over $1 billion in corporate bonds, as well as BB&T's Intermediate Corporate Bond Fund. Mr. Jackson earned a B.A. in 1990 and an M.B.A. in Finance and Investments in 1998, both from Wake Forest University. He is a CFA charterholder.

Jeff Vancavage, CFA—Portfolio Co-Manager

Mr. Vancavage has 16 years of investment experience and is responsible for portfolio management, as well as research in the REITs, industrials, materials and healthcare sectors. He joined Eagle in 2001 as a Research Associate. Mr. Vancavage has also worked in Investment Banking at Raymond James & Associates and at T. Rowe Price. He earned an M.B.A. from the University of Florida in 2001. He is a CFA charterholder.

Ed Cowart, CFA—Portfolio Co-Manager

Mr. Cowart has 43 years of investment experience and is responsible for portfolio management, as well as research in the energy and financial (ex-REITs) sector. He has been with Eagle since 1999. Prior to joining Eagle, he was Managing Director of the Value Equity team at Bank One Investment Advisors, where he managed the One Group Large Cap Value Fund. His extensive investment experience also includes positions as Director of Research for a regional broker/dealer and for the University of Texas' Endowment Fund. Mr. Cowart earned an A.B. from Dartmouth College. He is a CFA charterholder.

Harald Hvideberg, CFA—Portfolio Co-Manager

Mr. Hvideberg has 18 years of investment experience and is responsible for portfolio management, as well as research in the technology, telecommunications, and utilities sectors. He joined Eagle in 2014. Prior to joining Eagle, he was a portfolio manager at Wood Asset Management. Mr. Hvideberg earned a B.A. in Economics in 1992 and a B.S. in finance in 1993, both from the University of South Florida and an M.B.A. from the University of Florida in 1997. He is a CFA charterholder.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Administrator, Accounting Agent, Custodian and Transfer Agent

The Fund's portfolio securities are held pursuant to a custodian agreement between the Fund and BNY Mellon. Under the custodian agreement, BNY Mellon performs custody and foreign custody manager services. BNY Mellon also serves as the administrator and accounting agent to the Fund under a Fund Administration and Accounting Agreement. BNY Mellon is entitled to receive a fee for its services as administrator and Fund accounting agent of 0.04% of the Fund's average daily Managed Assets, subject to a minimum annual fee of $75,000, plus out-of-pocket expenses. In addition, BNY Mellon is entitled to receive annually an aggregate fee of $25,500 for services related to financial reporting and tax.

American Stock Transfer and Trust Company, LLC serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

LIMITED TERM

Absent shareholder approval to shorten or extend the life of the Fund, on May 14, 2027, the Declaration of Trust provides that the Fund will cease to exist or, subject to shareholder approval, be converted to an open-end investment company at the close of business on May 14, 2027, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund's Board believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the Termination Date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office (the Extended Termination Date).

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund's portfolio. During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, OID bonds and PIK debt instruments. It is expected that shareholders will receive cash in any liquidating distribution from the Fund. However, if on the Termination Date or the Extended Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received (including any property deemed received by reason of its being placed in a liquidated trust) and the shareholder's adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. The Fund does not seek to return $20.00 per Common Share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20.00 per Common Share. Unless the Fund's term is shortened or extended by the Fund's Board of Trustees or the shareholders, as described above, the Fund expects to complete its final distribution on May 14, 2027, but the liquidation process could be extended depending on market conditions at that time.

Prior to the Extended Termination Date, the Board will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund or convert the Fund to an open-end investment company. If the Board determines that under the circumstances, termination and liquidation or conversion of the Fund on the Extended Termination Date would not be in the best interests of shareholders, the Board, upon the affirmative vote of three-quarters of the Trustees then in office, will present an appropriate amendment to the Declaration of Trust at a regular or special meeting of shareholders. An amendment to the limited term provision of the Fund's Declaration of Trust requires approval by a majority of the Fund's outstanding voting securities as defined under the 1940 Act, which means (A) a vote of 67% or more of the voting securities of the Fund present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Unless the Extended Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated or, subject to shareholder approval, converted to an open-end investment company no later than May 14, 2028 (regardless of any change in state law affecting the ability of the Board to amend the Declaration of Trust).

DETERMINATION OF NET ASSET VALUE

The Fund's NAV per Common Share is calculated by dividing the value of the Fund's net assets attributable to Common Shares by the number of outstanding Common Shares. The NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing the NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined pursuant to policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund's portfolio. BNY Mellon calculates the NAV by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV may be significantly affected on days when the Fund and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Portfolio securities are valued by various methods, which are generally described below. The Fund's portfolio securities also may be fair valued by the Fund's pricing committee in certain instances, pursuant to policies and procedures adopted by the Fund's Board.

Debt securities for which market quotations are readily available may be valued at market value determined by the security's most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities, at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable. Options also may be valued on the basis of information furnished by a pricing service.

Futures contracts are valued at the most recent settlement price.

DISTRIBUTION POLICY

The Fund intends to distribute to its shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to the Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Because not all investors can participate in the Automatic Dividend Reinvestment Plan (the "Plan"), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to the Fund's shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). There can be no assurance that the SEC will grant the exemptive relief. If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Expenses of the Fund will be accrued each day. To the extent that the Fund's net investment income for any year exceeds the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital losses). Alternatively, the Fund may retain all or a portion of the year's net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund's distributions may vary substantially from time to time because of the varied nature of the Fund's investments. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund's earnings but represents a return of part of the Common Shareholder's investment. If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder's tax basis in the Common Shares (thus reducing a shareholder's adjusted tax basis in his or her Common Shares), and thereafter as capital gains, assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a Common Shareholder would have a capital gains in year three of $6 per share ($15 minus $9) for a total capital gains of $600.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by American Stock Transfer and Trust Company, LLC, the Plan Agent. Every Common Shareholder holding at least one full Share of the Fund will be automatically enrolled in the Plan. Common Shareholders who do not participate in the Plan will receive all distributions in cash. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Plan.

If the Fund declares a dividend or distribution payable either in cash or in Common Shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund's NAV per share, the Fund will issue Common Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to Common Shares issued directly by the Fund.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Purchases of additional shares of the Fund will be made on the open market. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.amstock.com. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System. Shareholders will be charged a $15.00 transaction fee plus a $0.10 per share brokerage trading fee for each order.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.amstock.com. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw from the Plan, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a shareholder does not maintain at least one whole Common Share in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, Common Shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who are not participants in the Plan but hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.amstock.com. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan.

All correspondence or additional information about the Plan should be directed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, 10269.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its Common Shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A "qualified publicly traded partnership" is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and net tax-exempt interest income for such taxable year. The Fund generally intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of its capital gain net income (which is generally the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make significant distributions.

For federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions or qualified dividend income and capital gains distributions described below, be taxable as ordinary income.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital losses). Alternatively, the Fund may retain all or a portion of the year's net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if the Fund so elects, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gains will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund's net capital gains that are properly reported by the Fund ("capital gains distributions"), if any, are taxable to Common Shareholders as long-term capital gains, regardless of their holding period in the Common Shares. Distributions of the Fund's net realized short-term capital gains will be taxable as ordinary income.

If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gains (including capital gains distributions). A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualifying dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Options on indices of securities and sectors of securities will generally be treated as "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses. Also, Section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" (that is, treated as sold at fair market value), generally resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including certain covered call options) may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and futures or forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated financial position is held unhedged for at least the next sixty days after the transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at a maximum rate of 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December to shareholders of record in such month and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder's adjusted tax basis in the Common Shares sold. The gain or loss will generally be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains distributions). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received (or amounts designated as undistributed capital gains) with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired on or after January 1, 2012, to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gains distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" U.S. federal income tax withholding (currently, at a rate of 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Common Shareholders.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect). In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund's transactions in options (including covered call options) and other derivatives.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

In general, distributions out of the Fund's current or accumulated earnings and profits (other than capital gains distributions) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain such a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN or W-8BEN-E (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity were generally exempt from U.S. federal withholding tax when they (a) were paid in respect of a RIC's "qualified net interest income" (generally, the RIC's U.S. source interest income, reduced by expenses that were allocable to such income), or (b) were paid in connection with the RIC's "qualified short-term gain" (generally, the excess of the RIC's net short-term capital gain over the RIC's long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. Even if this exemption is extended, however, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term gain, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Withholding of U.S. tax is required (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in the Common Shares by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust established under the laws of Delaware pursuant to a Certificate of Trust dated April 22, 2013. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies Common Shareholders against any such liability. Although shareholders of an unincorporated business trust established under the laws of Delaware may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

If there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless, at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

Credit Facility

The Fund may enter into definitive agreements with respect to a credit facility in an aggregate amount up to 25% of the Fund's Managed Assets immediately after giving effect to the leverage. The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Issuance of Fund Preferred Shares

Although the Fund does not intend to issue preferred shares during its first twelve months of operations, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund issues preferred shares in the future, the Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 25% of the Fund's Managed Assets. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's current income after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of current income to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears. This voting power may negatively affect Common Shareholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Shareholders. Any trustees elected by preferred shareholders will represent both Common Shareholders and holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Shareholders differ from those of holders of preferred shares.

If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the Common Shareholders for the Fund to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Eagle Asset, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote or consent of a majority of the Board, 75% of the "Continuing Trustees" (defined to mean any Trustee that has served as such for at least 36 months or who was nominated to serve as a Trustee by a majority of the Continuing Trustees then in office) and the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize the following transactions: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any other person or company; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (v) the dissolution, liquidation or termination of the Fund; or (vi) any shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Fund. Notwithstanding anything to the contrary stated above, so long as each action is approved by both a majority of the Board and 75% of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-laws and applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve any of the actions listed above, unless such Shareholder vote or consent is required by the 1940 Act or other applicable law. For purposes of these provisions, a 5% or greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. There is uncertainty as to whether the requirement to obtain the favorable vote or consent of 75% of the Continuing Trustees with respect to the transactions indicated above would be enforceable under Delaware law.

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Potential Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by a majority of the Fund's outstanding voting securities as defined under the 1940 Act, which means (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. The composition of the Fund's portfolio likely could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated are acting as representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriter	Number of Common Shares
Raymond James & Associates, Inc.	5,860,000
Stifel, Nicolaus & Company, Incorporated	135,000
Aegis Capital Corp.	25,000
BB&T Capital Markets, a division of BB&T Securities, LLC	25,000
J.J.B. Hilliard, W.L. Lyons, LLC	75,000
MLV & Co. LLC	100,000
Pershing LLC	25,000
Wunderlich Securities, Inc.	25,000
B.C. Ziegler and Company	25,000
D.A. Davidson & Co.	15,000
Dinosaur Securities, L.L.C.	5,000
Feltl and Company, Inc.	5,000
Huntleigh Securities Corporation	15,000
Janney Montgomery Scott LLC	5,000
Joseph Gunnar & Co., LLC	5,000
J.V.B. Financial Group, LLC	15,000
Maxim Group LLC	5,000
Revere Securities LLC	5,000
Wedbush Securities Inc.	5,000
Total	6,375,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.60 per share. The sales load the investors in the Fund will pay $0.90 per share is equal to 4.50% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the Representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before June 24, 2015. The Representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid to the Underwriters and Other Entities Involved in Marketing the Fund's Common Shares

The Adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per Common Share, estimated to total $539,000 (or approximately $0.08 per Common Share). The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly its Common Shareholders are estimated to be $255,000 (or $0.04 per Common Share).

The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated in the amounts of $1,886,156.82 and $40,000.00. If the over-allotment option is not exercised, the structuring fee paid to Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated will not exceed 1.4793% and 0.0314%, respectively, of the total public offering price. These services provided by Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated to the Adviser are unrelated to the Adviser's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Adviser (and not the Fund) has also agreed to compensate Foreside and MidAmerica, each a FINRA-member broker-dealer, for services rendered by Foreside's and MidAmerica's registered representatives who participate in the marketing of the Fund's Common Shares during its initial public offering in aggregate amounts of $188,891.00 and $268,968.12. These registered representatives may also be members or independent contractors of the Adviser or its affiliate. If the over-allotment option is not exercised, the fee paid to Foreside and MidAmerica will not exceed 0.1481% and 0.2110%, respectively, of the total public offering price. The Adviser also will reimburse Foreside's and MidAmerica's registered representatives for their reasonable expenses incurred in connection with their services provided during the initial public offering in an amount not to exceed 0.1176% of the total public offering price of the Common Shares.

In addition, the Fund has agreed to reimburse the underwriters for certain expenses in connection with this offering in the aggregate amount not exceeding $30,000, which is deemed underwriting compensation by FINRA.

The total amount of the underwriters' and other entities' additional compensation payments by the Adviser described above will not exceed 4.50% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters and other entities in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than 6.5109% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 956,250 additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter's initial purchase commitment.

The Fund, the Adviser and the Subadvisers have agreed, for a period of 180 days from the date of this Prospectus, that they will not, without the prior written consent of the Representatives, on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more. The minimum investment requirement is 100 Common Shares ($2,000). The Fund has been approved for listing on the NYSE, subject to notice of issuance, under the symbol "EGIF."

The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$0.90	$0.90
Total	$5,737,500	$6,598,125

The Fund, the Adviser and the Subadvisers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, the Representatives, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher or lower than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter's website is not part of this Prospectus. The Representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The Representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser, the Subadvisers and their affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, the Adviser and Eagle Asset purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 N. Broadway, 9th Floor, St. Louis, Missouri 63102.

CONFLICTS OF INTEREST

The Subadvisers have built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Subadvisers have adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably. Nevertheless, the Subadvisers furnish investment management and advisory services to numerous clients in addition to the Fund, and the Subadvisers may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Subadvisers, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, the Subadvisers, their affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Subadvisers recommend to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which The Subadvisers, or any of their affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Subadvisers may refrain from rendering any advice or services concerning securities of companies of which any of the Subadvisers' (or their affiliates') officers, directors or employees are directors or officers, or companies as to which the Subadvisers or any of their affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, the Subadvisers owe a duty of loyalty to its clients and must treat each client fairly. When the Subadvisers purchase or sell securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Subadvisers attempt to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, the Subadvisers have adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts. These policies also seek to achieve reasonable efficiency in client transactions and provide the Subadvisers with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPLIANCE SUPPORT SERVICES

Pursuant to the Fund CCO Agreement, between the Fund and Foreside Compliance Services, LLC ("Foreside"), located at Three Canal Plaza, Portland, Maine 04101, Foreside provides the services of Robert Cowles, the Fund's Chief Compliance Officer, as well as additional compliance services.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File Nos. 333-188388). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	2
TRUSTEES AND OFFICERS	16
INVESTMENT ADVISORY AND OTHER SERVICES	24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29
DETERMINATION OF NET ASSET VALUE	29
BROKERAGE ALLOCATION	30
TAXES	32
OTHER INFORMATION	39
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	40
ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT	40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
FINANCIAL STATEMENTS	42
APPENDIX A: PROXY VOTING POLICIES AND GUIDELINES	A-1
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

6,375,000 Shares

Eagle Growth and Income
Opportunities Fund

Common Shares

PROSPECTUS
June 18, 2015

Raymond James
Stifel
Aegis Capital Corp
BB&T Capital Markets
J.J.B. Hilliard, W.L. Lyons, LLC
MLV & Co.
Pershing LLC
Wunderlich
B.C. Ziegler

Until July 13, 2015 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Eagle Growth and Income Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

June 18, 2015

100 Wall Street, 11th Floor

New York, NY 10005

TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	2

TRUSTEES AND OFFICERS	16

INVESTMENT ADVISORY AND OTHER SERVICES	24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29

DETERMINATION OF NET ASSET VALUE	29

BROKERAGE ALLOCATION	30

TAXES	32

OTHER INFORMATION	39

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	40

ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT	40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

FINANCIAL STATEMENTS	42

APPENDIX A: PROXY VOTING POLICIES AND GUIDELINES	A-1

APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

This Statement of Additional Information relating to the Common Shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated June 18, 2015 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You may obtain a copy of the Prospectus on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

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ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Fund’s subadvisers, Eagle Asset Management, Inc. (“Eagle Asset”) and Recon Capital Partners, LLC (“Recon Capital”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Investment in Debt Securities and Other Types of Credit Instruments

The Fund may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

High-Yield Securities. The Fund may invest in high yielding, debt securities rated below investment grade (e.g., rated below “Baa-” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB-” by Standard & Poor’s Ratings Group (“S&P”)). The Fund may invest up to 20% of its Managed Assets in a combination of below investment grade securities and debt instruments that generate PIK interest. Such investments are considered speculative, vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions in order for the obligors to meet their financial commitments on the obligations underlying such investments, and may also be in default of payment.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities that, in the opinion of Eagle Asset, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated debt securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high-yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund’s assets. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, the Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not

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justified by fundamental factors. The Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

Defaulted Securities. The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments, which may include Senior Loans and second lien loans. Usually, they are freely callable at the issuer’s option. The loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original

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issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Municipal Bonds. Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Eagle Asset than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks

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(“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Foreign Government Securities. The Fund may invest in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities.  Investments in foreign government debt securities can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A foreign governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of

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common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed and Asset-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Mortgage-backed securities in which the Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

•                                          Inverse Interest-Only Securities. The Fund may invest in inverse interest-only securities, i.e., interest-only securities whose coupons (stated interest rates) fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to large changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed-securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

•                                          Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

•                                          TBA Mortgage Contracts. The Fund may invest in TBA mortgage contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

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Distressed Securities

The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If Eagle Asset’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

Foreign Securities

The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to

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greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign companies may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in

8

Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Paid-In-Kind Securities (PIK)

The Fund may invest in PIK securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a RIC under the Code, and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Depositary Receipts

The Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the OTC market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investment in Other Investment Companies

The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in

9

securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any advisory fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Exchange-Traded Funds (ETFs)

The Fund may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange-Traded Notes (ETNs)

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Master Limited Partnerships (MLPs)

The Fund may invest in MLPs, which are publicly traded limited partnerships. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership.

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The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs. MLPs combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs are generally organized under state law as limited partnerships or limited liability companies.

Real Estate Investment Trusts (REITs)

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs. The Fund will indirectly bear its proportionate share of any expenses, including advisory fees, paid by a REIT in which it invests. Although these expenses are in addition to the direct expenses of the Fund’s own operations, they are not reflected in the Fund’s fee and expense presentation.

Preferred Securities

Preferred securities in which the Fund may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Investment in Relatively New Issuers

The Fund may invest occasionally in the securities of selected new issuers. Investments in relatively new issuers (i.e., those having continuous operating histories of less than three years) may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

The Fund may hold a significant portion of its cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Fund’s custodian or another depository institution

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insured by the Federal Deposit Insurance Corporation (“FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2013; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U. S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government.

Simultaneous Investments

Investment decisions for the Fund are made independently from those of the other funds and accounts advised by the Subadvisers and their affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Fund, available investments will be allocated equitably to the Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Securities Lending

The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s Managed Assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign securities). The collateral will consist of cash (including U.S. dollars) and U.S. government securities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. The fees associated with securities lending do not appear in the Fund’s fee table. The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. The Fund and the Subadvisers seek to deal only with counterparties of high creditworthiness.  The Subadvisers will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

Risk of Minority Positions and Control Positions

The Fund, individually or together with other funds and accounts managed by the Subadvisers, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Subadvisers obtain such a position, the Subadvisers may be required to make filings with the SEC concerning its

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holdings and it may become subject to other regulatory restrictions that could limit the ability of the Fund to dispose of their holdings at the times and in the manner the Fund would prefer. In addition, it is possible, although unlikely, that the Fund might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Subadvisers may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Fund or a Subadviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violated their fiduciary or other duties to a portfolio company or failed to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Fund nor the Subadvisers will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Fund may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Fund will succeed in obtaining control positions. This could result in the Fund’s investments being frozen in minority positions and incurring substantial losses.

Short Sales

When the Fund engages in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

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Reverse Repurchase Agreement Risks

Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Investment Restrictions

The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

As referred to above, the following seven investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy:

(1) The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3) The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4) The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5) The Fund may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

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(6) The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

(7) The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Any such indebtedness would be in addition to the Fund’s use of leverage of up to 25% of the Fund’s Managed Assets (at the time of leverage).  The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings and 200% with respect to preferred stock. However, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may otherwise be considered senior securities under the 1940 Act.  As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, and the Fund’s use of leverage through such transactions will not be limited by the 1940 Act.  The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s Managed Assets.

The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without prior approval by the Common Shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadvisers if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset; however, further investment by the Fund in such security or asset will be limited to those required to bring the Fund back into compliance. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund. Several of the officers and Trustees of the Fund also are officers or Directors of the Adviser. The business address of each Trustee and officer is 100 Wall Street, 11th Floor, New York, NY 10005.

Interested Trustees

Name Address and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by the Trustee

Steven A. Baffico* Year of Birth: 1973	Trustee, President and Principal Executive Officer	Class II; since inception	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010-2011); BlackRock, Managing Director (2007-2010).	2	None.

Independent Trustees

Name Address and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by the Trustee

Joseph L. Morea Year of Birth: 1955	Trustee	Class I; since May 2015	Self-Employed, Commercial and Industrial Real Estate Investment (since 2012); RBC Capital Markets, U.S.	2	Board of Directors of Travel Centers of America.

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Name Address and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by the Trustee

			Vice Chairman and Head of U.S. Equity Capital Markets (2003-2012).

S. James Coppersmith Year of Birth: 1933	Trustee	Class III; since May 2015	Rasky Baerlein Strategic Communications, Vice Chairman (1997-2010).	2	None.

Ronald J. Burton Year of Birth: 1947	Trustee	Class II; since May 2015	Alliance Mezzanine Investors, Limited Partner/Advisor (2011-2012).	2	None.

Michael Perino Year of Birth: 1963	Trustee	Class I; since May 2015	St. John’s University School of Law, Dean George W. Matheson Professor of Law (since 2007); Associate Dean for Faculty Scholarship (2011-2013).	2	None.

* Mr. Baffico is an “interested person” as defined in the 1940 Act because he is an officer of the Adviser and certain of its affiliates.

(1) The term “Fund Complex” means two or more registered investment companies that:

(a)           hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)           have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Officers

Information regarding Officers of the Fund:

Name and Year of Birth	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Steven A. Baffico Year of Birth: 1973	President and Principal Executive Officer	Since inception.

Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 — 2011); BlackRock, Managing Director (2007— 2010).

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Jennifer Wilson Year of Birth: 1972	Treasurer, Principal Financial Officer, Principal Accounting Officer	Since inception.	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008—2011).

Stephanie Trell Year of Birth: 1968	Secretary	Since inception.	Four Wood Capital Partners, LLC, Managing Director (since 2012); Bank of America Merrill Lynch, Director (2005-2012).

Robert Cowles Year of Birth: 1976	Chief Compliance Officer	Since May 2015.

Foreside Compliance Services, Managing Director (since 2014); Lincoln Investment Advisors Corp, Senior Compliance Consultant (2013 — 2014); Gottex Fund Management, Senior Compliance Associate (2010 — 2013); JPMorgan Chase, Assistant Treasurer (2009 — 2010).

James C. Camp Year of Birth: 1964	Vice President	Since May 2015.	Eagle Asset Management, Inc., Managing Director (since 1997).

The Board currently consists of five members. The term of one class expires each year commencing with the first annual meeting following this initial public offering (“IPO”) of the Fund’s Common Shares. The terms of Messrs. Morea and Perino expire at the first annual meeting following this public offering; the terms of Messrs. Baffico and Burton expire at the second annual meeting; and the term of Mr. Coppersmith expires at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

The Fund is organized as a Delaware statutory trust. Under the Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing the Fund’s day-to-day affairs.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a trustee for the Fund. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating and Governance Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other Four Wood Capital Funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s Common Shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

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Steven A. Baffico.  Mr. Baffico is currently a Managing Partner and Chief Executive Officer of Four Wood Capital Partners. He has been a senior leader in financial services for more than 15 years across a variety of roles. Prior to founding Four Wood Capital Partners in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock.  At Guggenheim Investments (2010-2011), Mr. Baffico was Senior Managing Director and Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses. Prior to that, he spent more than a decade (1998-2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets.  Mr. Baffico earned his Bachelor of Arts degree from the University of Wisconsin.

Ronald J. Burton.  Mr. Burton is currently a limited partner/advisor for Alliance Mezzanine Investors, a Mezzanine SBIC private equity fund. Mr. Burton has over 29 years of business experience, primarily with the Dun & Bradstreet Corporation.  Mr. Burton was elected a Vice President in 1988 and has held senior positions in credit information, marketing, purchasing, yellow pages and receivables management. Mr. Burton has extensive experience in business development and operational reengineering. He has been a part of start-ups as well as new acquisitions in the information publishing, data collection and e-commerce fields. He has also led reengineering/restructuring efforts at Dun and Bradstreet through its subsidiaries.  Mr. Burton recently served as Commissioner/ Treasurer of the New Jersey Sports and Exposition Authority, in addition to serving five years on the New Jersey Investment Council, which oversees the state’s $85 billion pension plans.  Mr. Burton was a member of the Board of Trustees of the Jackie Robinson Foundation, where he previously served the Foundation as an acting Senior Vice President. A graduate of Colgate University, Mr. Burton served his alma mater as a Trustee.

S. James Coppersmith.  Mr. Coppersmith retired as Vice Chairman of the Boston-based public relations and marketing company Rasky Baerlein Strategic Communications in 2010. Mr. Coppersmith has served in various roles at WCVB/Channel 5 where he served as Vice President and General Manager (1982-1989) and President and General Manager (1990-1994).  From 1973-1977, Mr. Coppersmith was Vice President and General Manager of Boston’s WNAC-TV, now WHDH-TV. Mr. Coppersmith has served as President of the New England Broadcasting Association, is past Chairman of the Board of Emerson College, and former Chairman of the Mayor’s Committee on Urban Arts in Boston. Mr. Coppersmith earned his Bachelor’s Degree in Journalism from the University of Pittsburgh and an Honorary Doctorate in Journalism from Northeastern University.

Joseph L. Morea.  Mr. Morea has had extensive experience in leadership roles in both investment banking and equity capital markets over his 35-year career in the Financial Services industry.  Most recently, Mr. Morea was the U.S. Vice-Chairman and Head of U.S. Equity Capital Markets at RBC Capital Markets (2003—2012). He also headed the U.S. Investment Banking Division for RBC in 2009, in addition to his other roles in the firm. Mr. Morea was responsible for the investment banking coverage in a variety of industries, including: Real Estate, Energy, Financial Services, Healthcare, Technology, Telecommunications and Diversified Industries. Previously at UBS/PaineWebber from 1996-2003, Mr. Morea was the Managing Director and Co-Head of the U.S. Equity Markets Division. He also held a number of leadership positions within the Investment Bank, including Chief Operating Officer and Head of the U.S. Commitment Committee. Mr. Morea is a member of the Board of Directors of each of Energy and Exploration Partners, a private company, and Travel Centers of America. Mr. Morea earned his Bachelor of Science in Business Administration from the State University of New York at Albany and an MBA from St. Johns University.

Michael Perino.  Michael Perino is currently the Dean George W. Matheson Professor of Law at St. John’s University School of Law in New York. Professor Perino’s primary areas of scholarly interest are securities regulation and litigation, corporations, class actions, and judicial decision making. Professor

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Perino has also been a Visiting Professor at Cornell Law School (2005), the Justin W. D’Atri Visiting Professor of Law, Business and Society at Columbia Law School (2002), and a Lecturer and Co-Director of the Roberts Program in Law, Business, and Corporate Governance at Stanford Law School (1995-1998). Professor Perino is the author of The Hellhound of Wall Street: How Ferdinand Pecora’s Investigation of the Great Crash Forever Changed American Finance (Penguin Press 2010). He is the author of the leading treatise on the Private Securities Litigation Reform Act, Securities Litigation under the PSLRA (CCH 2000), as well as numerous articles and monographs on securities regulation, securities fraud, and class action litigation. In the past, the SEC has retained Professor Perino to provide it with a report and recommendations on the adequacy of arbitrator conflict disclosure requirements in securities arbitration.  Professor Perino received his LL.M. degree from Columbia Law School, where he was valedictorian, a James Kent Scholar, and the recipient of the Walter Gellhorn prize for outstanding proficiency in legal studies.  He received his J.D. from Boston College Law School, where he was elected to the Order of the Coif.  He also holds a B.A. degree (magna cum laude) from Rutgers University.

Duties of Trustees; Board Meetings and Board Committees

The Fund is organized as a Delaware statutory trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. Each Trustee has the experience, skills, attributes and qualifications described above (see “Principal Occupation(s)—During the Past 5 Years,” “Other Directorships Held by the Trustee” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund.

The Board has appointed Mr. Morea, an Independent Trustee, as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the Common Shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s Common Shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Baffico, CEO of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

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Board Committees

The Board established the Audit Committee and the Nominating and Governance Committee.  The members of each of the Audit Committee and the Nominating and Governance Committee are Messrs. Burton, Coppersmith, Morea and Perino.

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.  Mr. Burton serves as Chairman of this Committee.

Nominating and Governance Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Fund are nominated and selected by the Board. Mr. Perino serves as Chairman of this Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted procedures for the selection of Independent Trustees.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 100 Wall Street, 11th Floor, New York, NY 10005. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

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Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser’s risk management program is part of the overall risk management program of Four Wood Capital Partners, LLC, the Adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities.  In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chair confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).

The Board also has a Nominating and Governance Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Independent Trustee Compensation

The Fund pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The Independent Trustees will receive a $15,000 annual retainer, payable quarterly, plus a $3,000 per in-person meeting fee for serving as a trustee of the Fund.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund and the Four Wood Fund Complex for its initial fiscal year ending December 31, 2015.

Independent Trustee	Fund	Four Wood Fund Complex
Ronald J. Burton	$13,500	$34,500
S. James Coppersmith	$13,500	$34,500
Joseph L. Morea	$13,500	$34,500
Michael Perino	$13,500	$34,500

The Fund does not have a pension or retirement plan for any of its Trustees or officers.

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Trustee Ownership of Shares of Four Wood Capital Funds

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all Funds in the Four Wood Capital Fund Complex overseen or to be overseen by a Trustee, that are owned beneficially by each Trustee as of March 31, 2015. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Aggregate Dollar Range of Equity
Securities in all Registered
Investment Companies Overseen by
	Dollar Range of Equity Securities	Trustee in Family of Investment
Name of Trustee	in the Fund (1)	Companies(2)
Interested Trustee
Steven A. Baffico	None	$50,001-$100,000
Independent Trustees
Ronald J. Burton	None	$1-$10,000
S. James Coppersmith	None	$1-$10,000
Joseph L. Morea	None	$10,001-$50,000
Michael Perino	None	$1-$10,000

(1)                                 The Fund had not commenced operations as of May 1, 2015. The Trustees do not own shares in the Fund as the Fund had no operating history.

(2)                                 The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

As of the date of this SAI, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Proxy Voting

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Eagle Asset the responsibility to vote all proxies relating to securities held by the Fund in accordance with Eagle Asset’s Proxy Voting Policy and Guidelines. Eagle Asset has a duty to vote such proxies in the best interests of the Fund and its Common Shareholders. Complete descriptions of the Fund’s Procedures and the Proxy Voting Policy and Guidelines of Eagle Asset are set forth in Appendix A to this SAI.

It is possible that conflicts of interest could arise for Eagle Asset when voting proxies. Such conflicts could arise, for example, when Eagle Asset or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that Eagle Asset becomes aware of a material conflict of interest, the Fund’s Procedures generally require Eagle Asset to follow any conflicts procedures that may be included in Eagle Asset’s Proxy Voting Policy and Procedures. By following predetermined voting guidelines, Eagle Asset believes it will avoid any potential conflicts of interest. Under rare circumstances, where a portfolio manager of Eagle Asset recommends a vote contrary to the Proxy Voting Policy and Procedures, Eagle Asset’s compliance department will review the proxy issue and the recommended vote to ensure that the

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vote cast is in compliance with Eagle Asset’s overriding mandate to vote proxies in the client’s best interest to avoid conflicts of interest.

The specific conflicts procedures of Eagle Asset are set forth in Eagle Asset’s proxy voting procedures included in Appendix A. These conflicts procedures may reduce, but they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although Eagle Asset has a duty to vote all proxies on behalf of the Fund, it is possible that Eagle Asset may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Eagle Asset from trading the shares in the marketplace for a period of time, Eagle Asset may determine that it is not in the best interests of the Fund to vote the proxies. Eagle Asset also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security, because the Fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling 212-701-4500; and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Subadvisers

Four Wood Capital Advisors LLC, an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”) is the Fund’s Adviser. FWCP is a leading asset management firm whose affiliates and subsidiaries, including FWCA, a registered investment adviser firm, have assets under management, supervision and/or service of approximately $1.3 billion as of March 31, 2015.

FWCA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports.

FWCA has engaged Eagle Asset, a wholly-owned subsidiary of Raymond James Financial, Inc., to serve as the Fund’s subadviser responsible for the day-to-day management of the Fund’s portfolio of equity and debt securities. Eagle Asset is a Florida corporation with principal offices at 880 Carillon Parkway, St. Petersburg, Florida 33716. As of March 31, 2015, Eagle Asset and its affiliates Eagle Boston Investment Management, Inc. and ClariVest Asset Management LLC had approximately $33 billion in assets under advisement.

FWCA has engaged Recon Capital to serve as the Fund’s subadviser responsible for the day-to-day management of the Fund’s options writing strategy. Recon Capital is a Delaware limited liability company with principal offices at 145 Mason Street, 2nd Floor, Greenwich, Connecticut 06830. As of March 31, 2015, Recon Capital had assets under management, supervision and/or service of approximately $191 million.

Advisory Agreement

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment management services to the Fund. As compensation for its advisory services under the Advisory Agreement, the Adviser

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receives a fee from the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the Managed Assets of the Fund.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadvisers to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the Subadvisers’ management of the Fund’s investment operations in accordance with the investment objective and related policies of the Fund, and reviews the performance of the Subadvisers and reports periodically on such performance to the Board.

Pursuant to the Advisory Agreement, FWCA has engaged Eagle Asset as a subadviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that FWCA may terminate any subadvisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board, without the need for approval of the shareholders of the Fund.

The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “Four Wood Capital” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser may grant the nonexclusive right to use the name “Four Wood Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years from its effective date and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated at any time without penalty on thirty (30) to sixty (60) days’ written notice by the Trustees of the Fund or FWCA, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The

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Subadvisory Agreements terminate automatically upon the termination of the Advisory Agreement. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of FWCA, FWCA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Subadvisers and the Fund have adopted Codes of Ethics that restrict the trading activity of those personnel.

Eagle Asset Subadvisory Agreement

Under the terms of the Eagle Asset Subadvisory Agreement, Eagle Asset will be responsible for the management of the Fund’s portfolio of equity and debt securities on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Eagle Asset under the Eagle Asset Subadvisory Agreement, the Adviser (not the Fund) pays Eagle Asset a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the Advisory Agreement.

The Eagle Asset Subadvisory Agreement will continue in effect for a period of two years from its effective date and from year to year thereafter if approved annually: (i) by a majority of the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of the Adviser, Eagle Asset, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund. The Eagle Asset Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

The Eagle Asset Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, Eagle Asset is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Recon Capital Subadvisory Agreement

Under the terms of the Recon Capital Subadvisory Agreement, Recon Capital will be responsible for implementing the Fund’s options writing strategies on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Recon Capital under the Recon Capital Subadvisory Agreement, the Fund pays Recon Capital a fee in an amount of $225,000 annually and payable monthly. The amount paid to Recon Capital by the Fund is in addition to the monthly fee computed at the annual rate of 1.05% of the Fund’s average daily Managed Assets paid by the Fund to the Adviser.

The Recon Capital Subadvisory Agreement will continue in effect for a period of two years from its effective date and from year to year thereafter if approved annually: (i) by a majority of the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of the Adviser, Recon Capital, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund. The Recon Capital Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

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The Recon Capital Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, Recon Capital is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Service Agreement

The Fund operates under an Investor Support Services Agreement (“Services Agreement”) with Four Wood Capital Partners, LLC (“FWCP”), under which the Fund receives non-advisory services. These non-advisory services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. FWCP is reimbursed for its costs in providing non-advisory services to the Fund under the Service Agreement.

FWCP is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by FWCP in the performance of its duties or from reckless disregard by FWCP of its obligations under the agreement.

The Services Agreement has an initial term of one year, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Fund’s Board or FWCP may terminate the agreement at any time without penalty on 30 days’ written notice to the other party. The agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

Portfolio Managers

Day-to-day management of the Fund is the responsibility of the investment professionals associated with Eagle Asset. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of December 31, 2014.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
James C. Camp	1	56.0	0	0	5,834	4.7
David Blount	1	666.5	0	0	923	3.6
Joseph Jackson	1	56.0	0	0	5,834	4.7
Jeff Vancavage	1	666.5	0	0	923	3.6
Ed Cowart	1	666.5	0	0	923	3.6
Harald Hvideberg	1	666.5	0	0	923	3.6

Conflicts of Interest

The Subadvisers have built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Subadvisers have adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably. Nevertheless, the Subadvisers furnish investment management and advisory services to numerous clients in addition to the Fund, and The Subadvisers may, consistent with applicable law,

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make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Subadvisers, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, The Subadvisers, their affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Subadvisers recommend to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Subadvisers, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Subadvisers may refrain from rendering any advice or services concerning securities of companies of which any of The Subadvisers’ (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Subadvisers or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, the Subadvisers owe a duty of loyalty to its clients and must treat each client fairly. When the Subadvisers purchase or sell securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Subadvisers attempt to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, the Subadvisers have adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts. This policy also seeks to achieve reasonable efficiency in client transactions and provide the Subadvisers with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

Eagle Asset receives a monthly fee from the Adviser computed at the annual rate of 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the Advisory Agreement between the Adviser and the Fund as set forth in the Eagle Asset Subadvisory Agreement. Eagle Asset pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.  Recon Capital receives a fee from the Fund in an amount of $225,000 annually as set forth in the Recon Capital Subadvisory Agreement. Recon Capital pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund

Professional compensation at Eagle Asset for Investment Personnel is structured so that key professionals benefit from staying with Eagle Asset. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of Eagle Asset. The bonus is determined at the discretion of senior management of Eagle Asset, and is based on a qualitative analysis of several factors, including the profitability of Eagle Asset and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for Eagle Asset’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within Eagle Asset, those contributions may also be considered in the determination of bonus compensation.

Securities Owned in the Fund by Portfolio Managers

As of the date of this SAI, the portfolio managers do not own any securities of the Fund.

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Codes of Ethics

The Adviser, the Subadvisers and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser or the Subadvisers (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities holdings. The Adviser’s, Eagle Asset’s, Recon Capital’s and the Fund’s Codes of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser and Eagle Asset have provided the initial capitalization of the Fund and therefore are control persons because they are the sole shareholders of the Fund as of the date of this Prospectus. However, it is anticipated that the Adviser and Eagle Asset will no longer be control persons once the offering is completed.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per Common Share is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. The Bank of New York Mellon (“BNY Mellon”) calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Subadvisers’ Pricing Committee in certain instances.

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Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

BROKERAGE ALLOCATION

Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadvisers have no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadvisers’ other clients. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

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Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

•                  price, dealer spread or commission, if any;

•                  the reliability, integrity and financial condition of the broker-dealer;

•                  size of the transaction;

•                  difficulty of execution;

•                  brokerage and research services provided; and

•                  confidentiality and anonymity.

Consideration of these factors by the Subadvisers, either in terms of a particular transaction or the Subadvisers’ overall responsibilities with respect to the Fund and any other accounts managed by the Subadvisers, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadvisers. In placing a purchase or sale order, the Subadvisers have discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Subadvisers to the Fund. The Subadvisers will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Subadvisers consider any research, statistical and other factual information provided by various brokers from time to time to the Subadvisers, although the Subadvisers do not have, and do not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Subadvisers for the benefit of all clients, not just the clients paying the commissions on any particular trades. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Subadvisers’ offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Subadvisers in the performance of its investment making decision responsibilities, and the Subadvisers believe that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Fund may be used to benefit other Subadviser clients. Conversely, research obtained through the payment of commissions by other Subadviser clients may be used to benefit the Fund.

Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadvisers independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the Subadvisers also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Subadvisers may determine that orders for the

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purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Subadvisers. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Subadviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

TAXES

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and net tax-exempt interest income for such taxable year. The Fund generally intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund

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distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of its capital gain net income (which is generally the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gains dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the Dividend Reinvestment Plan will be treated as receiving a taxable distribution in an amount equal to the cash that would have been received if they had elected to receive the distribution in cash, unless the Fund issues new shares that are trading at or above net asset value, in which case such shareholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate Common Shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

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Distributions of net capital gains, if any, that are properly reported by the Fund (“capital gains dividends”) are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gains; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gains dividends).

Any loss realized upon the sale or exchange of Common Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received (or amounts designated as undistributed capital gains) with respect to such Common Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Common Shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other Common Shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains dividends received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and futures or forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated financial position is held unhedged for at least the next sixty days after the transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the

35

character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Options on indices of securities and sectors of securities will generally be treated as “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses. Also, Section 1256 contracts held by a Fund at the end of each taxable year are “marked-to-market” (that is, treated as sold at fair market value), generally resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of

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short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:

(1) at least 75% of its gross income is passive or

(2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gains—which it may have to distribute to satisfy the 90% distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may alternatively elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Such income would be taken into account for purposes of the 90% distribution requirement and the determination of the distributions necessary to avoid the excise tax.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis

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in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

In general, distributions out of the Fund’s current or accumulated earnings and profits (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain such a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity were generally exempt from U.S. federal withholding tax when they (a) were paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that were allocable to such income), or (b) were paid in connection with the RIC’s “qualified short-term gain” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurances as to whether or not legislation will be enacted to extend this exemption.  Even if this exemption is extended, however, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term gain, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Withholding of U.S. tax is required (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed

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compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Common Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in the Common Shares by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a Delaware statutory trust. Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that the Fund shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s

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custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations or free of charge on the website of the SEC at www.sec.gov.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the Common Shareholders for the Fund to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Eagle Asset, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s Common Shareholders, the Board, in consultation with the Adviser and the Subadvisers, from time to time may review the possible actions to reduce any such discount.

ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and BNY Mellon. Under the custodian agreement, BNY Mellon performs custody and foreign custody manager services. BNY Mellon also serves as the administrator and accounting agent to the Fund under a Fund Administration and Accounting Agreement. BNY Mellon is entitled to receive a fee for its services as administrator and Fund accounting agent of 0.04% of the Fund’s average daily Managed Assets, subject to a minimum annual fee of $75,000, plus out-of-pocket expenses.  In addition, BNY Mellon is entitled to receive annually an aggregate fee of $25,500 for services related to financial reporting and tax.

American Stock Transfer and Trust Company, LLC serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholder of Eagle Growth and Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eagle Growth and Income Opportunities (the “Fund”) as of May 19, 2015. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of cash held as of May 19, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagle Growth and Income Opportunities Fund as of May 19, 2015 in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey LLP

Boston, Massachusetts

May 22, 2015

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FINANCIAL STATEMENTS

Eagle Growth and Income Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 19, 2015

Assets:
Cash	$100,000
Deferred offering costs	300,000
Total Assets	400,000

Liabilities:
Accrued offering costs	300,000
Total Liabilities	300,000

Net Assets applicable to 5,235.602 shares of $0.001 par value common stock Outstanding, unlimited shares authorized	$100,000

Net asset value per Common Shares outstanding ($100,000 divided by 5,235.602 Common Shares outstanding)	$19.10

See accompanying Notes to Financial Statements.

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Eagle Growth and Income Opportunities Fund

NOTES TO FINANCIAL STATEMENT

Note 1:  Organization

Eagle Growth and Income Opportunities Fund (the “Fund”) is a recently organized, non-diversified , closed-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is statutory  trust established under the laws of Delaware by a Certificate of Trust dated April 22, 2013.  The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation.

The Fund has had no operations as of May 19, 2015 other than matters relating to its organization and registration as a closed-end management investment company under the 1940 Act, and the sale and issuance to Four Wood Capital Partners LLC (“FWCP”), an affiliate of Four Wood Capital Advisors LLC (the “Adviser”), and to Eagle Asset Management, Inc.  (“Eagle Asset”) of 5,235.602 common shares of the Fund at an aggregate purchase price of $100,000.  Shares to be issued by the Fund are subject to a sales load of 4.50% paid to the underwriters.

Note 2:  Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

Cash

Cash includes non-interest bearing non-restricted cash with one financial institution.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and capital gains to shareholders.

Note 3:  Advisory Agreement

The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates Eagle Asset to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Eagle Asset. In this connection, the Adviser monitors Eagle Asset’s management of the Fund’s investment operations in accordance with the investment objective

43

and related policies of the Fund, reviews Eagle Asset’s performance and reports periodically on such performance to the Board.

The Fund pays the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.05% of the average daily Managed Assets of the Fund.  Managed Assets of the Fund means total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus the sum of accrued liabilities (other than borrowings).

Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc., is a subadviser for the Fund.  Eagle Asset manages the Fund’s portfolio of equity and debt securities, subject to the authority of the Adviser and the Board.

Recon Capital Partners, LLC (“Recon Capital”) is also a subadviser for the Fund. Recon Capital is responsible for the management of the Fund’s options writing strategy, subject to the authority of the Adviser and the Board.

Note 4:  Investor Support Services

The Fund has retained FWCP to provide investor support services in connection with the on-going operation of the Fund.    The Fund pays FWCP as compensation under the Investor Support Services agreement an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund.  FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above-described services.

Note 5:  Administrator, Transfer Agent, Custodian and Distributor

The Bank of New York Mellon, the Fund’s administrator, accounting agent, and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s NAV and maintaining the accounting records of the Fund.

American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s Dividend Reinvestment Plan.

Note 6:  Organization and Offering Costs

The Adviser or an affiliate has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund and indirectly its Common Shareholders are estimated to be $300,000 (or approximately $0.04 per Common Share).  These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual offering expenses to be paid by the Fund may vary substantially from these estimates.  The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations.

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As the Adviser has agreed to pay all of the Fund’s organizational expenses, organizational expenses of the Fund are not reflected in the Fund’s financial statements.

Note 7:  Subsequent Events

Management has evaluated events and transactions occurring through the date of filing this financial statement and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

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APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments.  Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients.  We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities.  We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position.  We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority.  With respect to takeover offers, Eagle calculates a “going concern” value for every holding.  If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance.  While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.                                        Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification.  As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.                                   Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.                                    Confidential Voting.  We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.                                    Greenmail.  Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.                                    Indemnification of Directors.  We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.                                    Cumulative Voting Rights.  We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.                                     Opt Out of Delaware.  We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.                                      Increases in Common Stock.  We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.                                    Fair Price Amendments.  We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.                                    Classified Boards.  We generally oppose classified boards because they limit shareholder control. (App N4)

C.                                    Blank Check Preferred Stock.  We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.                                    Supermajority Provisions.  We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.                                     Golden Parachutes.  We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.                                      Poison Pills.  We believe poison pill defenses tend to depress the value of shares.  Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.                                    Reincorporation.  We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.                                   Shareholder Rights.  We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.                                    Other Business.  Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.            Differential Voting Rights.  We usually vote against the issuance of new classes of     stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.                                    Directors-Share Ownership.  While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.                                    Independent Directors.  While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.                                     Preemptive Rights.  We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.                                      Employee Stock Ownership Plans (ESOPs).  We evaluate ESOPs on a case-by-case basis.  We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock.  For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders.  We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase.  We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.                              Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis.  We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues.  However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management.  However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value.  Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.                               Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares.  Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals.  (App S40—S65)

Examples of proposals in this category include:

1.                        Anti - Abortion.

2.                        Affirmative Action.

3.                        Animal Rights.

a.                          Animal Testing.

b.                          Animal Experimentation.

c.                           Factory Farming.

4.                        Chemical Releases.

5.                        El Salvador.

6.                        Environmental Issues.

a.                          CERES Principles.

b.                          Environmental Protection.

7.                        Equal Opportunity.

8.                        Discrimination.

9.                        Government Service.

10.                 Infant Formula.

11.                 Israel.

12.                 Military Contracts.

13.                 Northern Ireland.

a.                          MacBride Principles.

14.                 Nuclear Power.

a.                          Nuclear Waste.

b.                          Nuclear Energy Business.

15.                 Planned Parenthood Funding.

16.                 Political Contributions.

17.                 South Africa.

a.                          Sullivan Principles.

18.                 Space Weapons.

19.                 Tobacco-Related Products.

20.                 World Debt.

VII.                          Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.                     Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•                  Copy of each proxy statement received.

•                  Record of each vote cast.

•                  Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•                  Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•                  Copy of all written responses by Eagle to client who requested (written or oral)  information on how the Eagle voted proxies on behalf of the client.

APPENDIX B: DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.                                      Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1.

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.

This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.

This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.

This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.

This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.                                      Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the

CC. and C:	highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:

An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Eagle Growth and Income Opportunities Fund

Statement of Additional Information
June 18, 2015

Investment Adviser

Four Wood Capital Advisors, 100 Wall Street, 11th Floor, New York, NY 10005 1-212-701-4500

Subadvisers

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716 1-727-573-2453

Recon Capital Partners, LLC, 145 Mason Street, 2nd Floor, Greenwich, CT 06830 1-203-900-1400

Custodian

The Bank of New York Mellon, One Wall Street, New York, NY 10286 1-212-635-1216

Transfer Agent

American Stock and Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 1-800-937-5449

Independent Registered Public Accounting Firm

McGladrey LLP, 1185 Avenue of the Americas #5, New York, NY 10036 1-212-827-0815